SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

IVY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 22, 2002

Dear Shareholder:

On August 29, 2002, Mackenzie Investment Management Inc. (“MIMI”), the parent company of Ivy Management, Inc. (“IMI”), your Fund’s investment adviser and/or manager, entered into a definitive agreement with Waddell & Reed Financial, Inc. (“W&R”), whereby W&R will acquire MIMI’s entire operation, including IMI and Ivy Mackenzie Distributors, Inc. (“IMDI”), your Fund’s distributor (the “Transaction”). Following the closing of the Transaction, IMI and IMDI will become part of W&R. The Transaction is expected to close on or about December 12, 2002.

Based in Overland Park, Kansas, W&R is a leading financial services organization with a network of more than 3,100 financial advisers throughout the United States. W&R’s subsidiary, Waddell & Reed Investment Management Company, manages more than $29 billion, including approximately $24 billion in 47 mutual fund portfolios. The enclosed proxy statement contains a more thorough description of W&R’s businesses and operations.

Because of the Transaction, it is necessary for the shareholders of each of the Funds to approve a new master business management agreement and, for all Funds other than Ivy Global Natural Resources Fund, a new investment advisory agreement. In addition, it is necessary for the shareholders of Ivy European Opportunities Fund, Ivy International Small Companies Fund and Ivy Cundill Global Value Fund to approve new subadvisory agreements.

At a shareholder meeting on December 10, 2002, you will be asked to approve one or more of the following proposals, depending upon the Fund(s) in which you are invested:

•	A new master business management and investment advisory agreement with IMI for all Funds other than Ivy Global Natural Resources Fund;

•	A new master business management agreement with IMI for Ivy Global Natural Resources Fund;

•
New subadvisory agreements with Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited for Ivy European Opportunities Fund and Ivy International Small Companies Fund;

•	A new subadvisory agreement with Peter Cundill & Associates, Inc. for Ivy Cundill Global Value Fund; and

•	The election of eight nominees to serve as Trustees on the Board of Trustees.

After careful consideration, Ivy Fund’s Board of Trustees unanimously approved each of the proposals and recommends that shareholders vote “FOR” each proposal.

The new agreements are the same in all material respects as those currently in effect, with the exception of the new agreements between IMI, Henderson Global Investors (North America) Inc. (“HGINA”), and Henderson Investment Management Ltd. (“Henderson”) with respect to Ivy European Opportunities Fund and Ivy International Small Companies Fund (the

“New Henderson Agreements”). Under the New Henderson Agreements, HGINA would act as subadviser to IMI for these two Funds. Henderson, the two Funds’ current subadviser, would remain as a subadviser, but pursuant to a subadvisory agreement with HGINA instead of with IMI. The New Henderson Agreements would also increase the subadvisory fee rates that IMI would pay to HGINA for the subadvisory services. However, the overall advisory fee rates the Funds pay for advisory services will not change. Henderson’s existing portfolio management team would continue to manage these Funds.

If approved by shareholders at the shareholder meeting, each new agreement would take effect upon the closing of the Transaction. However, the effectiveness of each proposal is contingent upon the closing of the Transaction, and each proposal will not become effective until the closing of the Transaction. If the Transaction is not consummated, none of the proposals will become effective.

Please remember that your Fund and its investment objectives will not change as a result of this proxy solicitation or the Transaction. You will still own the same shares in the same Fund.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. It is important that we receive your vote no later than the time of the shareholder meeting on December 10, 2002. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive a separate proxy card for each account. Please vote and return each proxy card that you receive, or take advantage of the telephonic or electronic voting procedures described in the proxy card(s). If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

We understand that the Transaction may cause you some concern. Once again, neither this proxy solicitation nor the Transaction will change your Fund or its investment objectives. If the Transaction goes forward, as expected, you will still own the same shares in the same Fund. If you have any questions, please review the attached “Questions and Answers” or call 1-888-641-4977. We’ll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of Ivy Funds.

Sincerely,

KEITH J. CARLSON
Chairman of the Board

2

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening?

A.
Ivy Management, Inc. (“IMI”), your Fund’s investment adviser and/or manager, is a subsidiary of Mackenzie Investment Management Inc. (“MIMI”). MIMI has entered into a definitive agreement with Waddell & Reed Financial, Inc. (“W&R”), whereby W&R will acquire MIMI’s entire operation, including IMI and Ivy Mackenzie Distributors, Inc. (“IMDI”), your Fund’s distributor (the “Transaction”). Following the closing of the Transaction, IMI and IMDI will become part of W&R. The Transaction is expected to close on or about December 12, 2002.

As a result of the sale of MIMI’s operations to W&R, your Fund’s master business management and/or investment advisory agreement with IMI will terminate. Accordingly, we are asking shareholders of the Funds to approve new agreements. We are also asking shareholders to elect eight nominees to the Ivy Fund Board of Trustees. The Proxy Statement provides additional information about W&R, the new agreements and these other matters. If the proposals are approved by shareholders, the effectiveness of each is contingent upon the closing of the Transaction, and each proposal will not become effective until the closing of the Transaction. If the Transaction is not consummated, none of the proposals will become effective.

The Board members of your Fund unanimously recommend that you vote FOR these proposals.

Q.	Why did you send me this booklet?

A.
You are receiving these proxy materials – a booklet that includes the Proxy Statement and one or more proxy cards – because you have the right to vote on important proposals concerning your investment in a Fund.

Q.	Why am I being asked to vote on the new agreements?

A.
The Transaction would result in a change in ownership of MIMI, which would cause a “change in control” of IMI under U.S. federal securities laws. Following the Transaction, it is expected that IMI and its affiliates will provide the Funds with services at least equal in scope and quality to those currently being provided to the Funds by IMI and its affiliates. However, the “change in control” would automatically end each Fund’s master business management, investment advisory and subadvisory agreements, as applicable. The new agreements on which your approval is sought (“New Agreements”) would replace the current agreements.

The New Agreements are the same in all material respects as the current agreements, with the exception of the New Agreements between IMI, Henderson Global Investors (North America) Inc. (“HGINA”) and Henderson Investment Management Ltd. (“Henderson”), with respect to Ivy European Opportunities Fund and Ivy International Small Companies Fund (the “New Henderson Agreements”). Under the New Henderson Agreements, HGINA would act as subadviser to IMI for these two Funds. Henderson, the two Funds’ current subadviser, would remain as a subadviser, but pursuant to a subadvisory agreement with HGINA instead of with IMI. The New Henderson agreements would also increase the subadvisory fee rates that IMI would pay to HGINA for the subadvisory services. However, the overall advisory fee rates the Funds pay for advisory services will not change. Henderson’s existing portfolio management team would continue to manage these Funds.

For the Transaction to close, certain conditions must be satisfied, including the approval of the New Agreements by shareholders of Funds. If the Transaction closes and shareholders of a particular Fund have not approved a New Agreement for that Fund, the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders.

Q.	How will the transaction affect me as a fund shareholder?

A.	Your Fund and its investment objectives would not change as a result of the Transaction, and you would still own the same shares in the same Fund.

Q.	Will the fees payable under the new agreements increase as a result of the transaction?

A.	No. The proposals to approve the New Agreements seek no increase in fee rates.

Q.	How do the board members of my fund recommend that I vote?

A.	After careful consideration, the Board members of your Fund unanimously recommend that you vote FOR the Proposals.

Q.	Will my fund pay for this proxy solicitation?

A.	No. The Funds will not bear these costs.

Q.	How do I vote my shares?

A.
Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card(s).

Q.	Why are multiple cards enclosed?

A.	If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q.	Whom should I call for additional information about this proxy statement?

A.	Please call Georgeson Shareholder Communications Inc., your Fund’s information agent, at 1-888-641-4977.

2

NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS OF IVY FUND

consisting of:

Ivy Bond Fund
Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Natural Resources Fund
Ivy Global Science & Technology Fund
Ivy Growth Fund
Ivy International Fund
Ivy International Growth Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Money Market Fund
Ivy Pacific Opportunities Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund

Notice is hereby given that a Special Meeting of the Shareholders (the “Special Meeting”) of each fund listed on Appendix 1 to the attached Proxy Statement (the “Funds,” each a “Fund”), all of the series of Ivy Fund (the “Trust”), will be held on December 10, 2002 at 9:00 a.m., Eastern time, at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 for the following purposes:

1.
For shareholders of all of the Funds, except for Ivy Global Natural Resources Fund, to approve or disapprove a new Master Business Management and Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Ivy Management, Inc. (“IMI”);

2.	For shareholders of Ivy Global Natural Resources Fund, to approve or disapprove a new Master Business Management Agreement between the Trust, on behalf of the Fund, and IMI;

3A.
For shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund, to approve or disapprove a new Subadvisory Agreement between IMI and Henderson Global Investors (North America) Inc.;

3B.
For shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund, to approve or disapprove a new Subadvisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited;

4.	For shareholders of Ivy Cundill Global Value Fund, to approve or disapprove a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc.; and

5.	For shareholders of all of the Funds, to approve or disapprove the election of eight nominees to serve as Trustees on the Board of Trustees of the Trust.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees unanimously recommends that shareholders vote “FOR” all applicable proposals.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the applicable Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

Shareholders of record at the close of business on October 14, 2002 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S). Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees,

PAULA WOLFE
Assistant Secretary

October 22, 2002

2

IVY FUND

consisting of:

Ivy Bond Fund
Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Natural Resources Fund
Ivy Global Science & Technology Fund
Ivy Growth Fund
Ivy International Fund
Ivy International Growth Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Money Market Fund
Ivy Pacific Opportunities Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432

PROXY STATEMENT

October 22, 2002

This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a “Proposal”) for each series listed on Appendix 1 to this Proxy Statement (the “Funds,” each a “Fund”), which are all of the series of Ivy Fund (the “Trust”). The Trust’s Board of Trustees (the “Board,” the members of which are referred to herein as the “Trustees”) is soliciting your vote for a Special Meeting of Shareholders of each Fund (the “Special Meeting”) to be held at 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, on December 10, 2002 at 9:00 a.m., Eastern time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

The Board is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about October 24, 2002. The following table identifies which Funds are entitled to vote on each Proposal.

Fund	Proposal Number	Description of Proposal
All Funds, except Ivy Global Natural Resources Fund	1	to approve or disapprove a new Master Business Management and Investment Advisory Agreement between the Trust, on behalf of the Funds, and Ivy Management, Inc. (“IMI”)

Ivy Global Natural Resources Fund	2	to approve or disapprove a new Master Business Management Agreement between the Trust, on behalf of the Fund, and IMI

Ivy European Opportunities Fund and Ivy International Small Companies Fund	3A	to approve or disapprove a new Subadvisory Agreement between IMI and Henderson Global Investors (North America) Inc. (“HGINA”)

Ivy European Opportunities Fund and Ivy International Small Companies Fund	3B	to approve or disapprove a new Subadvisory Agreement between HGINA and Henderson Investment Management Limited (“Henderson”)

Ivy Cundill Global Value Fund	4	to approve or disapprove a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc. (“Cundill”)

All Funds	5	to approve or disapprove the election of eight nominees to serve as Trustees on the Board of Trustees

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

Copies of the Trust’s Annual Report for the fiscal year ended December 31, 2001, and the Trust’s Semi-Annual Report for the period ended June 30, 2002, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the Annual and Semi-Annual Reports, without charge, by writing to Ivy Mackenzie Distributors, Inc. (“IMDI”), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, or by calling 800-456-5111.

GENERAL OVERVIEW

On August 29, 2002, Mackenzie Investment Management Inc. (“MIMI”), the parent company of IMI, Mackenzie Financial Corporation (“MFC”), the indirect parent of MIMI, and Ivy Acquisition Corporation (“IAC”), a wholly-owned subsidiary of MFC and majority shareholder of MIMI, entered into an agreement with Waddell & Reed Financial, Inc. (“W&R”), pursuant to which MIMI is being indirectly sold to W&R (the “Transaction”). The Transaction is structured as a dissolution followed by a stock purchase. Following the expected approval by MIMI shareholders of a plan of complete liquidation and dissolution of MIMI, MIMI will, upon dissolution, make a cash payment to shareholders of MIMI other than IAC and distribute all of its remaining assets and liabilities, including MIMI’s ownership interest in IMI, to IAC. MFC will then sell, and W&R has agreed to purchase, all of the outstanding shares of IAC. Upon the closing of the Transaction, it is anticipated that IMI will become a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R.

W&R is a leading financial services organization with a network of more than 3,100 financial advisers serving clients throughout the United States. W&R conducts business through its subsidiaries. The following is a general summary of W&R’s principal business operations.

•
Investment Management.    Waddell & Reed Investment Management Company (“WRIMCO”), a subsidiary of W&R, is a registered investment adviser that provides investment management and advisory services to four families of mutual funds: the Waddell & Reed Advisors Group of Mutual Funds; W&R Funds, Inc.; W&R Target Funds, Inc.; and Waddell & Reed InvestEd Portfolios, Inc. (collectively, the “W&R Mutual Funds”). WRIMCO also provides investment management and advisory services to institutions and other private clients. As of June 30, 2002, WRIMCO had nearly $29.1 billion in assets under management, of which approximately $24.2 billion were mutual fund assets and approximately $3.2 billion were institutional and separately managed accounts. W&R has approximately 660,700 mutual fund customers and approximately 118 separate account customers. Austin, Calvert & Flavin, Inc., a wholly-owned subsidiary of W&R based in San Antonio, Texas, is a registered investment adviser that manages investments for trusts, high net worth families and individuals, and pension plans, with approximately $1.7 billion under management.

•
Mutual Fund and Insurance Product Distribution.    Waddell & Reed, Inc. (“WRI”), a subsidiary of W&R, is a registered broker-dealer and registered investment adviser that acts primarily as the national distributor and underwriter for shares of the W&R Mutual Funds and the distributor of variable and other insurance products issued by Nationwide Life Insurance Company and other insurance companies. WRI is the exclusive distributor of 31 W&R Mutual Fund portfolios. The other 16 W&R Mutual Fund portfolios are distributed by WRI and other select third party distributors.

•
Financial Planning.    W&R has a proprietary network of over 3,100 financial advisers working from 219 offices across the United States. W&R’s financial advisers provide their clients with personalized investment advice and guidance regarding mutual funds, retirement plans, educational savings plans, and a broad array of insurance products, including life insurance and annuities. The Legend Group, a wholly-owned subsidiary of W&R based in Palm Beach Gardens, Florida, primarily serves employees of school districts and other not-for-profit organizations through its network of 316 financial advisers.

It is W&R’s intention to maintain and expand the Ivy Funds brand. Following W&R’s acquisition of IAC, W&R may align the investment management, sales and distribution functions of IMI and IAC with its own. As a part of this process, W&R may merge IMI into IAC.

W&R will also examine opportunities to achieve synergies and cost reductions in areas of administration and services, for the benefit of Fund shareholders. IMI, MIMI, IAC and W&R have advised the Independent Trustees (as defined below) of Ivy Fund that they believe that the combined organization will continue to provide services that will be at least equal in scope and quality to those currently being provided to the Funds by IMI and its affiliates.

PROPOSAL 1: APPROVAL OF MASTER BUSINESS MANAGEMENT
AND INVESTMENT ADVISORY AGREEMENT WITH IMI
(For Shareholders of All Funds Except Ivy Global Natural Resources Fund)

Introduction

Shareholders of each Fund are being asked to approve a new master business management and investment advisory agreement between the Trust, on behalf of each Fund, and IMI, and a supplement to the agreement that relates to the Funds (the new master business management and investment advisory agreement and the supplement to the agreement are together referred to herein as the “New Agreement”). Approval of the New Agreement is sought so that the management of each Fund can continue uninterrupted because the present master business management and investment advisory agreement, as supplemented from time to time (the “Former Agreement”), would terminate automatically as a result of the Transaction. For purposes of this Proposal 1, references to the “Funds” or to a “Fund” do not include Ivy Global Natural Resources Fund.

As stated above, the Transaction is expected to be consummated on or about  December 12, 2002. At that time, IMI is expected to become a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R. The change in ownership of IMI resulting from the Transaction would be deemed under the Investment Company Act of 1940, as amended (the “1940 Act”), to be an assignment of the Former Agreement. The Former Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between IMI and the Trust, on behalf of each Fund, is proposed for approval by shareholders of each Fund. If the Transaction closes and shareholders of a particular Fund have not approved the New Agreement for that Fund, the Former Agreement will terminate and the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders. If the Transaction does not close, the Former Agreement will continue in effect.

The form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

Appendix 2 shows the date when each Fund commenced operations, the date the Former Agreement became effective with respect to each Fund, the date when the Former Agreement was last approved by the Board with respect to each Fund, the date to which the Former Agreement was last continued with respect to each Fund, and the date when the

Former Agreement was last approved by the shareholders of each Fund.1 The Former Agreement will terminate upon the consummation of the Transaction.

IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of IMI to fulfill its obligations to the Funds.

The New Agreement must be voted upon separately by the shareholders of each Fund. If the New Agreement is approved by shareholders, it will take effect upon the consummation of the Transaction. The New Agreement will remain in effect for one year following the consummation of the Transaction, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement.

Board Approval and Recommendation

At the September 30, 2002 meeting of the Board, the New Agreement was approved unanimously by the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement. The New Agreement, as approved by the Board, is submitted for approval by the shareholders of each Fund. The Board unanimously recommends that shareholders approve the New Agreement.

Description of the New Agreement

General.    Under the New Agreement, IMI provides continuing business management and investment advisory services with respect to each Fund. The New Agreement provides that IMI will make investments for the account of each Fund in accordance with IMI’s best judgment and within the investment objectives and restrictions set forth in the prospectuses applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI will determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. IMI will also (i) comply with all reasonable requests of the Trust for information, and (ii) provide such other services as IMI will from time to time determine to be necessary or useful to the administration of the Funds.

Differences between the New Agreement and Former Agreement.    The terms of the New Agreement are the same in all material respects as those of the Former Agreement, except for the dates of execution and termination.

Portfolio Transactions.    On occasions when IMI deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the New Agreement permits IMI, to the extent permitted by applicable law, to aggregate the securities to be so

[1]
On April 20, 2001, Investors Group, Inc. (“IGI”), a leading Canadian financial services organization, acquired control of MFC. That change in control constituted an assignment of the Funds’ then-current business management and investment advisory agreements, resulting in a termination of those agreements. On May 29, 2001, shareholders approved the Former Agreement.

sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. IMI also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by IMI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

IMI’s Responsibilities.    The New Agreement also provides that IMI will supervise the Funds’ business and affairs and will provide such services reasonably necessary for the operation of the Funds as are not provided by employees or other agents engaged by the Funds; provided, that IMI will not have any obligation to provide under the New Agreement any direct or indirect services to the Funds’ shareholders, any services related to the distribution of the Funds’ shares, or any other services which are the subject of a separate agreement or arrangement between the Funds and IMI. Subject to the foregoing, in providing business management services under the New Agreement, IMI will, at its expense: (1) coordinate with the Funds’ custodian and monitor the services it provides to the Funds; (2) coordinate with and monitor any other third parties furnishing services to the Funds; (3) provide the Funds with the necessary office space, telephones and other communications facilities as are adequate for the Funds’ needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Funds or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Funds; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law; (6) authorize and permit IMI’s directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law. The New Agreement also permits IMI to retain third parties to provide the foregoing services to the Trust, at IMI’s own cost and expense.

Fund Expenses.    The New Agreement provides that, except as provided in the sections of the New Agreement related to the provision of business management services, or as provided in any separate agreement between the Funds and IMI, the Trust will be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trustees who are not parties to the New Agreement or “interested persons” (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust’s officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission (the “SEC”) and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust’s custodian and transfer agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust’s legal existence and of shareholders’ meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) such nonrecurring or extraordinary expenses as may arise, including litigation affecting a Fund, and any indemnification by a Fund of its officers, directors, employees and agents with respect thereto. Subsection (14) above is not included in the Former Agreement, and has been added to the New Agreement to make explicit what had previously been implicit in the Former Agreement.

Liability of IMI.    Pursuant to the New Agreement, IMI will give the Trust the benefit of IMI’s best judgment and efforts in rendering business management and investment advisory services. The New Agreement states that IMI will not be liable under the New Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith. The New Agreement also states, however, that nothing in the New Agreement will be deemed to protect or purport to protect IMI against any liability to the Trust or its shareholders to which IMI would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of IMI’s duties under the New Agreement, or by reason of IMI’s reckless disregard of its obligations and duties under the New Agreement.

Compensation Paid to IMI.    The New Agreement provides that for IMI’s provision of business and management services, each Fund pays IMI a monthly fee on the first business day of each month based on the average daily value of the net assets of the Fund during the preceding month at the annual rates set forth in Appendix 3 to this Proxy Statement. The fee rate(s) payable by each Fund pursuant to the New Agreement is the same as that Fund’s rate(s) payable under the Former Agreement.

Termination of the Agreement.    The New Agreement also provides that it will continue in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the entire Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees (as defined under “Evaluation by the Board: The New Agreement” below). The New Agreement also provides that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on sixty (60) days’ written notice to IMI, or by IMI on sixty (60) days’ written notice to the Trust. The New Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Additional Information About the New Agreement

Under the New Agreement, subject to a Fund’s obtaining any initial and periodic approvals that are required under Section 15 of the 1940 Act, IMI may retain a sub-adviser with respect to that Fund, at IMI’s own cost and expense.

The New Agreement further provides that nothing contained in the New Agreement will limit the freedom of IMI or any affiliated person of IMI to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

Finally, the New Agreement provides that it will be construed in accordance with the laws of the State of Florida, provided that nothing in the New Agreement will be construed in a manner inconsistent with the 1940 Act, and that the obligations of the Trust are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust’s property will be bound.

Information About IMI

IMI, 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, is a Massachusetts corporation and a wholly-owned subsidiary of MIMI. As of the closing date of the Transaction, it is anticipated that IMI will become a wholly-owned subsidiary of IAC. IMI is an SEC-registered investment adviser that provides investment advisory services to the Trust and provides sub-advisory services to fifteen mutual funds sold only in Canada and managed by MFC.

MIMI, 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, is a Delaware corporation. MIMI is currently a majority-owned subsidiary of IAC and an indirect subsidiary of MFC. MIMI’s outstanding common stock is listed and posted for trading on the Toronto Stock Exchange. As described above, it is anticipated that MIMI shareholders will approve a plan of complete liquidation and dissolution at a special meeting of shareholders scheduled to be held on December 11, 2002, and, as a result, MIMI will make a cash payment to shareholders of MIMI other than IAC and distribute all of its remaining assets and liabilities, including its entire ownership interest in IMI, to IAC. Following the distributions, MIMI will be dissolved in accordance with the laws of the State of Delaware.

Formed in August, 2002, IAC, 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, is a wholly-owned subsidiary of MFC. IAC owns approximately 85% of MIMI’s outstanding common stock. MFC is a Toronto-based investment counsel and mutual fund management company that was founded in 1967. MFC is a wholly-owned subsidiary of IGI, One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C 3B6, a financial services company that was incorporated in 1978. Power Financial Corporation, a Montreal-based holding company and a subsidiary of Power Corporation of Canada, owns a majority of the shares of IGI.

Please refer to Appendix 4 to this Proxy Statement for information regarding the principal executive officers and directors of IMI and those individuals serving as officers of the Trust and/or Trustees that are also officers, directors or employees of IMI.

Appendix 5 sets forth the amount of fees that have been paid by each Fund to IMI under the Former Agreement during the fiscal year ended December 31, 2001. IMI does not provide business management and investment advisory services to any other investment companies with investment objectives similar to those of the Funds.

Evaluation by the Board

In determining whether to approve the New Agreement, the Board, including the Trustees who are not interested persons of the Trust, as defined under Section 2(a)(19) of the

1940 Act (the “Independent Trustees”), considered various materials and representations provided by IMI, MIMI and W&R and met with senior representatives of IMI, MIMI and W&R. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on September 5 and September 30, 2002 to review and consider, among other things, information relating to the Transaction and the New Agreement.

In preparing for the meetings, the Board was provided with a variety of information about W&R, the Transaction, IMI, MIMI and IAC. The Board received a summary of the agreement governing the Transaction, copies of W&R’s most recent financial statements, the Former Agreement and the New Agreement. The Board also reviewed information concerning (1) W&R’s organizational structure and senior personnel; (2) W&R’s operations and, in particular, its mutual fund advisory and distribution activities; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of IMI as investment adviser and manager to the Funds. At the meetings, the Board was informed that (1) IMI, MIMI, IAC and W&R believe that the combined organization will continue to provide services that will be at least equal in scope and quality to those currently being provided to the Funds by IMI and its affiliates; (2) W&R intends to use its extensive resources in portfolio management and research to provide additional support and assistance to IMI in managing the Funds; (3) the rates of compensation to be received by IMI under the New Agreement are the same as the rates of compensation paid under the Former Agreement; (4) IMI, IAC and W&R will each comply with Section 15(f) of the 1940 Act until the third anniversary of the closing of the Transaction (see “Section 15(f) of the 1940 Act” in the “General Information” section below); (5) IMI presently intends to maintain any expense limitations currently in effect for the period contemplated by the applicable provision; and (6) after the Transaction, it is expected that IMI and W&R will examine opportunities and consider any steps they might take to achieve operating efficiencies in areas of administration and other Fund services for the benefit of Fund shareholders. These might include recommendations to shareholders that they consider combining one or more of the Funds within the Ivy Fund family as well as inter-fund combinations with other funds managed by W&R. Neither IMI nor W&R has any present intention to propose or effect any such transaction.

In addition to the above information and representations, the Trustees gave weight in the course of their deliberations to (1) the commonality of the terms and provisions of the New Agreement and the Former Agreement; (2) W&R’s general reputation, its financial and operating history, and its commitment to the advisory business; (3) the potential for economies of scale to be achieved in light of existing W&R businesses; (4) the nature and quality of the services rendered by IMI under the Former Agreement and the potential for enhanced services offered by W&R under the New Agreement; (5) the advantages to the Funds of IMI’s becoming part of a much larger U.S. mutual fund organization with significant depth in portfolio management talent, distribution capabilities and product diversification; and (6) the favorable performance history of many of the W&R Mutual Funds, including certain W&R Mutual Funds with investment objectives and policies similar to certain Funds. In addition, the Board reviewed the rates of compensation payable to IMI under the New Agreement.

Based upon the foregoing information and considerations, the Trustees, including the Independent Trustees, unanimously voted to approve the New Agreement for each Fund and to submit the New Agreement to shareholders for approval.

If the shareholders of a Fund should fail to approve the New Agreement, the Board will meet to consider appropriate action for that Fund. Such action may include negotiating a new master business management and investment advisory agreement with an advisory organization selected by the Board or making other appropriate arrangements. If the Transaction does not close, the Former Agreement will remain in effect.

Vote Required

Shareholders of each Fund must separately approve the New Agreement. Approval of this Proposal 1 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. If shareholders of a Fund approve the New Agreement, its effectiveness is conditioned upon the satisfaction of certain closing conditions which are contained in the agreements related to the Transaction including, among other things, approval of a plan of dissolution of MIMI by its shareholders, so that if the shareholders of MIMI do not approve the plan of dissolution, the Former Agreement will remain in effect. If approved, this Proposal will not become effective until the closing of the Transaction.

The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF MASTER BUSINESS
MANAGEMENT AGREEMENT WITH IMI
(For Shareholders of Ivy Global Natural Resources Fund Only)

Introduction

Shareholders of Ivy Global Natural Resources Fund are being asked to approve a new master business management agreement between the Trust, on behalf of the Fund, and IMI (the “New Management Agreement”). Approval of the New Management Agreement is sought so that the management of the Fund can continue uninterrupted because the former master business management agreement (the “Former Management Agreement”) would terminate automatically as a result of the Transaction. For purposes of this Proposal 2, references to the “Fund” refer only to Ivy Global Natural Resources Fund.

As stated above, as a result of the Transaction, IMI would become a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R. The change in ownership of IMI resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Management Agreement. The Former Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the New Management Agreement between IMI and the Trust, on behalf of the Fund, is proposed for approval by shareholders of the Fund. If the Transaction closes and shareholders of the Fund have not approved the New Management Agreement, the Former Management Agreement will terminate and the Board of Trustees will take such action as it deems to be in the best interests of the Fund and its shareholders. If the Transaction does not close, the Former Management Agreement will continue in effect.

The Fund’s investment advisory agreement with MFC will not be affected by the Transaction and will continue in effect.

The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit B.

The Fund commenced operations on January 1, 1997. The Former Management Agreement dated December 31, 1994, as supplemented December 31, 1996, was last approved by the Board on September 30, 2002 and was last continued to February 28, 2003. The Former Management Agreement was last approved by the shareholders of the Fund on May 29, 2001 in connection with the acquisition of MFC by IGI.2 The Former Management Agreement will terminate upon consummation of the Transaction.

IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on the ability of IMI to fulfill its obligations to the Fund.

[2]
On April 20, 2001, IGI, a leading Canadian financial services organization, acquired control of MFC. That change in control constituted an assignment of the Fund’s then-current business management agreement, resulting in a termination of that agreement.

The New Management Agreement must be voted upon by shareholders of the Fund. If the New Management Agreement is approved by shareholders of the Fund, it will take effect upon the consummation of the Transaction. The New Management Agreement will remain in effect for one year following the consummation of the Transaction, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Management Agreement.

Board Approval and Recommendation

At the September 30, 2002 meeting of the Board, the New Management Agreement was approved unanimously by the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Management Agreement. The New Management Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund. The Board unanimously recommends that shareholders of the Fund approve the New Management Agreement.

Description of the New Management Agreement

Differences between the New Management Agreement and the Former Management Agreement.    The terms of the New Management Agreement are the same in all material respects as those of the Former Management Agreement, except for the dates of execution and termination.

IMI’s Responsibilities.    Under the New Management Agreement, IMI provides continuing business management services to the Fund. The New Management Agreement provides that IMI will supervise the Fund’s business and affairs and will provide such services reasonably necessary for the operation of the Fund as are not provided by employees or other agents engaged by the Fund; provided, that IMI will not have any obligation to provide under the New Management Agreement any direct or indirect services to the Fund’s shareholders, any services related to the distribution of the Fund’s shares, or any other services which are the subject of a separate agreement or arrangement between the Fund and IMI. Subject to the foregoing, in providing business management services under the New Management Agreement, IMI will, at its expense: (1) review the activities of the Fund’s investment adviser to ensure that the Fund is operated in compliance with the Fund’s investment objective and policies and the 1940 Act; (2) coordinate with the Fund’s custodian and transfer agent and monitor the services they provide to the Fund; (3) coordinate with and monitor any other third parties furnishing services to the Fund; (4) provide the Fund with the necessary office space, telephones and other communications facilities as are adequate for the Fund’s needs;  (5) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Fund; (6) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law; (7) authorize and permit IMI’s directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (8) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law. The New Management Agreement also permits IMI to retain third parties to provide the foregoing services to the Trust, at IMI’s own cost and expense.

Fund Expenses.    The New Management Agreement provides that, except as provided in the sections of the New Management Agreement related to the provision of business management services, or as provided in any separate agreement between the Fund and IMI, the Trust will be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Trustees who are not parties to the New Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party; (2) the salaries and expenses of any of the Trust’s officers or employees who are not affiliated with IMI;  (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;  (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust’s custodian and transfer agent and any related services;  (10) expenses of obtaining quotations of portfolio securities and of pricing shares;  (11) expenses of maintaining the Trust’s legal existence and of shareholders’ meetings;  (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund, and any indemnification by the Fund of its officers, directors, employees and agents with respect thereto. Subsection (14) above is not included in the Former Management Agreement, and has been added to the New Management Agreement to make explicit what had previously been implicit in the Former Management Agreement.

Liability of IMI.    Pursuant to the New Management Agreement, IMI will give the Trust the benefit of IMI’s best judgment and efforts in rendering business management services. The New Management Agreement states that IMI will not be liable under the New Management Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith. The New Management Agreement also states, however, that nothing in the New Management Agreement will be deemed to protect or purport to protect IMI against any liability to the Trust or its shareholders to which IMI would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of IMI’s duties under the New Management Agreement, or by reason of IMI’s reckless disregard of its obligations and duties under the New Management Agreement.

Compensation Paid to IMI.    The New Management Agreement provides that for IMI’s provision of business management services, the Fund pays IMI a monthly fee on the first business day of each month, at the annual rate of 0.50% of the average daily value of the net assets of the Fund during the preceding month. The fee rate payable by the Fund pursuant to the New Management Agreement is the same as the Fund’s rate payable under the Former Management Agreement.

Termination of the Agreement.    The New Management Agreement also provides that it will continue in effect only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. The New Management Agreement also provides that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on sixty (60) days’ written notice to IMI, or by IMI on sixty (60) days’ written notice to the Trust. The New Management Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Additional Information About the New Management Agreement

The New Management Agreement further provides that nothing contained in the New Management Agreement will limit the freedom of IMI or any affiliated person of IMI to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

Finally, the New Management Agreement provides that it will be construed in accordance with the laws of the State of Florida, provided that nothing in the New Management Agreement will be construed in a manner inconsistent with the 1940 Act, and that the obligations of the Trust are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust’s property will be bound.

Information About IMI

Please see “Information about IMI” under Proposal 1 above for a description of IMI. During the fiscal year ended December 31, 2001, the Fund paid management fees to IMI in the amount of $62,113. IMI does not act as manager with respect to any other investment companies with investment objectives similar to that of the Fund.

Evaluation by the Board

In determining whether to approve the New Management Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI, MIMI and W&R and met with senior representatives of IMI, MIMI and W&R. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on September 5 and September 30, 2002 to review and consider, among other things, information relating to the Transaction and the New Management Agreement.

In preparing for the meetings, the Board was provided with a variety of information about W&R, the Transaction, IMI, MIMI and IAC. The Board received a summary of the agreement governing the Transaction, copies of W&R’s most recent financial statements, the

Former Management Agreement and the New Management Agreement. The Board also reviewed information concerning (1) W&R’s organizational structure and senior personnel; (2) W&R’s operations and, in particular, its mutual fund advisory and distribution activities; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of IMI as manager to the Fund. At the meetings, the Board was informed that (1) IMI, MIMI, IAC and W&R believe that the combined organization will continue to provide services that will be at least equal in scope and quality to those currently being provided to the Fund by IMI and its affiliates; (2) W&R intends to use its extensive resources to provide additional support and assistance to IMI in managing the Fund; (3) the rate of compensation to be received by IMI under the New Management Agreement is the same as the rate of compensation paid under the Former Management Agreement; (4) IMI, IAC and W&R will each comply with Section 15(f) of the 1940 Act until the third anniversary of the closing of the Transaction (see “Section 15(f) of the 1940 Act” in the “General Information” section below); (5) IMI presently intends to maintain the expense limitation currently in effect for the period contemplated by the applicable provision; and (6) after the Transaction, it is expected that IMI and W&R will examine opportunities and consider any steps they might take to achieve operating efficiencies in areas of administration and other Fund services for the benefit of Fund shareholders. These might include recommendations to shareholders that they consider combining one or more of the Funds within the Ivy Fund family as well as inter-fund combinations with other funds managed by W&R. Neither IMI nor W&R has any present intention to propose or effect any such transaction.

In addition to the above information and representations, the Trustees gave weight in the course of their deliberations to (1) the commonality of the terms and provisions of the New Management Agreement and the Former Management Agreement; (2) W&R’s general reputation, its financial and operating history, and its commitment to the advisory and mutual fund management business; (3) the potential for economies of scale to be achieved in light of existing W&R businesses; (4) the nature and quality of the services rendered by IMI under the Former Management Agreement and the potential for enhanced services offered by W&R under the New Management Agreement; and (5) the advantages to the Fund of IMI’s becoming part of a much larger U.S. mutual fund organization with significant depth in portfolio management talent, distribution capabilities and product diversification. In addition, the Board reviewed the rate of compensation payable to IMI under the New Management Agreement.

Based upon the foregoing information and considerations, the Trustees, including the Independent Trustees, unanimously voted to approve the New Management Agreement for the Fund and to submit the New Management Agreement to shareholders for approval.

If the shareholders of the Fund should fail to approve the New Management Agreement the Board will meet to consider appropriate action for the Fund. Such action may include negotiating a new master business management agreement for the Fund with a management organization selected by the Board or making other appropriate arrangements. If the Transaction does not close, the Former Management Agreement will remain in effect.

Vote Required

Approval of this Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. If shareholders of the Fund approve the New Management Agreement, its effectiveness is conditioned upon the satisfaction of certain closing conditions which are contained in the agreements related to the Transaction including, among other things, approval of a plan of dissolution of MIMI by its shareholders, so that if the shareholders of MIMI do not approve the plan of dissolution, the Former Management Agreement will remain in effect. If approved, this Proposal will not become effective until the closing of the Transaction.

The Board unanimously recommends that shareholders of the Fund vote “FOR” Proposal 2.

PROPOSALS 3A AND 3B: APPROVAL OF SUBADVISORY AGREEMENTS
WITH HGINA AND HENDERSON
(For Shareholders of Ivy European Opportunities Fund
and Ivy International Small Companies Fund Only)

Introduction

Shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund are being asked to approve a new subadvisory agreement relating to the Funds between IMI and HGINA (the “New HGINA Agreement”) and a new subadvisory agreement relating to the Funds between HGINA and Henderson (the “New Henderson Agreement,” and collectively with the New HGINA Agreement, the “New Agreements”). For purposes of Proposals 3A and 3B, references to the “Funds” or to a “Fund” refer to Ivy European Opportunities Fund and Ivy International Small Companies Fund only. Although neither HGINA nor Henderson is a party to the Transaction or otherwise affected by the Transaction, approval of the New HGINA Agreement and the New Henderson Agreement is sought so that the management of each Fund can continue uninterrupted because the current subadvisory agreement relating to the Funds between IMI and Henderson (the “Former Henderson Agreement”) would terminate automatically as a result of the Transaction.

Under the New HGINA Agreement, HGINA will serve as subadviser to IMI for the Funds; under the New Henderson Agreement, Henderson, the Funds’ current subadviser, will serve as subadviser to HGINA for the Funds. Under the New Agreements, the Henderson portfolio management team that currently provides investment subadvisory services to each Fund will continue to do so. The proposed change is due to growth and structural changes in the North American business of Henderson Global Investors (Holdings) plc, the parent company of HGINA and Henderson. Under the New Agreements, the fee rates paid by the Funds to IMI will not change.

While the Board is seeking shareholder approval of the New Agreements, neither restricts the Board’s ability to terminate or replace HGINA and/or Henderson as the subadviser for either Fund at any time in the future, subject to any shareholder approval that may be required.

As stated above, as a result of the Transaction, IMI will become a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R. The change in ownership of IMI resulting from the Transaction will be deemed under the 1940 Act to be an assignment of the Former Henderson Agreement. The Former Henderson Agreement provides for its automatic termination upon an assignment. Accordingly, the New HGINA Agreement between IMI and HGINA and the New Henderson Agreement between HGINA and Henderson are each proposed for approval by shareholders of each Fund. If the Transaction closes and shareholders of a Fund have not approved each of the New HGINA Agreement and the New Henderson Agreement for that Fund, the Former Henderson Agreement will terminate and the Board of Trustees will take such action as it deems to be in the best interests of that Fund and its shareholders. If the Transaction does not close, the Former Henderson Agreement will continue in effect.

The form of the New HGINA Agreement is attached as Exhibit C to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit C. The form of the New Henderson Agreement is attached as Exhibit D to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit D.

Appendix 2 shows the date when each Fund commenced operations. The Former Henderson Agreement became applicable to each Fund on February 1, 1999. The Former Henderson Agreement was last approved by the Board with respect to each Fund on September 30, 2002, and was last continued to February 28, 2003 for each Fund. The Former Henderson Agreement was last approved by the shareholders of each Fund on May 29, 2001 in connection with the acquisition of MFC by IGI.3 The Former Henderson Agreement will terminate upon consummation of the Transaction.

IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of HGINA or Henderson to fulfill their obligations to the Funds.

The New HGINA Agreement and the New Henderson Agreement must be voted upon separately by the shareholders of each Fund. If the New Agreements are approved by shareholders, they will take effect upon the closing of the Transaction. The New Agreements will remain in effect for one year following the consummation of the Transaction, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreements.

[3]
On April 20, 2001, IGI, a leading Canadian financial services organization, acquired control of MFC. That change in control constituted an assignment of the Funds’ then-current subadvisory agreements, resulting in a termination of those agreements.

Board Approval and Recommendation

At the September 30, 2002 meeting of the Board, the New Agreements were approved unanimously by the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreements. The New Agreements, as approved by the Board, are submitted for approval by the shareholders of each Fund. The Board unanimously recommends that shareholders of the Fund approve each of the New HGINA Agreement and the New Henderson Agreement.

Description of the New HGINA Agreement

General.    Under the New HGINA Agreement, HGINA will serve IMI as investment subadviser with respect to each Fund. The New HGINA Agreement provides that HGINA will develop, recommend and implement investment programs and strategies for each Fund as may from time to time be most appropriate to the achievement of the Fund’s investment objectives; provide research and analysis relative to the investment program and investments of each Fund; determine what securities should be purchased and sold; and monitor on a continuing basis the performance of each Fund’s portfolio securities. HGINA will provide the foregoing services in accordance with its best judgment and subject to the stated investment objectives, policies and restrictions of each Fund in accordance with the Trust’s Declaration of Trust, as amended, and By-laws governing the offering of its shares, the 1940 Act and the provisions of the Code relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Board. HGINA will pay all of its expenses arising from the performance of the obligations listed in the first section of the New HGINA Agreement.

Differences Between the New HGINA Agreement and the Former Henderson Agreement.    The terms of the New HGINA Agreement are the same in all material respects as those of the Former Henderson Agreement, except as noted below.

Portfolio Transactions.    Pursuant to the New HGINA Agreement, HGINA will determine the securities to be purchased or sold with respect to the portion of each Fund’s portfolio assets being managed by it, and will purchase securities from or through and sell securities to or through such persons, brokers or dealers as HGINA deems appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectus and statement of additional information of the Fund or as the Board may direct from time to time. In providing each Fund with investment management and supervision, HGINA will seek the best price and execution under the circumstances, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to HGINA for its use and to such other considerations as the Board may direct or authorize from time to time.

The New HGINA Agreement provides that on occasions when HGINA deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, HGINA, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution under the circumstances or lower brokerage commissions, if any. HGINA also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by HGINA in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the applicable Fund and to such other customers. In no instance, however, will a Fund’s assets be purchased from or sold to IMI, HGINA, the Trust’s principal underwriter, or any affiliated person of either the Trust, IMI, HGINA or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

HGINA’s Responsibilities.    The New HGINA Agreement provides that HGINA will furnish IMI monthly, quarterly and annual reports concerning transactions and performance of each Fund. In addition, HGINA will maintain for the Funds the records the Funds are required to maintain under Rule 31a-1(b) under the 1940 Act insofar as such records relate to the investment affairs of the Funds and will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Funds.

Furthermore, the New HGINA Agreement provides that HGINA will comply with all reasonable requests of the Funds for information, including information required in connection with the Funds’ filings with the SEC and state securities commissions.

Under the New HGINA Agreement, on each business day, HGINA will provide each Fund’s custodian with information relating to all transactions concerning the Fund’s assets and will provide IMI with the same information upon IMI’s request. HGINA will also review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund’s portfolio. In addition, HGINA will provide to IMI certain documents relating to its services under the New HGINA Agreement and such other documents relating to such services as IMI may reasonably request on a periodic basis. HGINA will also promptly notify IMI of any financial condition that is likely to impair HGINA’s ability to fulfill its commitment under the New HGINA Agreement.

The New HGINA Agreement provides that any information or recommendation supplied by HGINA in connection with the performance of its obligations under the New HGINA Agreement is to be regarded as confidential and for use only by IMI, the Trust or such persons as IMI may designate in connection with a Fund. The New HGINA Agreement also provides that any information supplied to HGINA in connection with the performance of its obligations under the New HGINA Agreement is to be regarded as confidential and for use only by HGINA in connection with its obligation to provide investment advice and other services to the Fund.

Engaging Subadvisers.    Subject to compliance with applicable law, the New HGINA Agreement states that nothing in it shall be implied to prevent (i) IMI from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which HGINA does not provide such services, or to prevent IMI from providing such services itself in relation to such series; (ii) HGINA from providing investment advice and other services to other funds or clients; or (iii) HGINA from engaging as subadviser an affiliated entity to perform all or part of HGINA’s responsibilities under the New HGINA Agreement, at HGINA’s own cost and expense, provided that HGINA shall have the same responsibilities and liabilities under the New HGINA Agreement as if it were performing the duties. The Former Henderson Agreement did not include provision (iii).

Compensation Paid to HGINA.    The New HGINA Agreement further provides that IMI will pay to HGINA for its services under the New HGINA Agreement a fee payable monthly at an annual rate of 0.45% of first $100,000,000 of net assets and 0.40% thereafter of the portion of each Fund’s average daily net assets managed by HGINA. The fee rates payable by IMI pursuant to the New HGINA Agreement are higher than IMI’s rate payable under the Former Henderson Agreement, which was 0.22% of the portion of each Fund’s average daily net assets managed by Henderson. The fee rates paid by the Funds to IMI will not change.

Termination of the Agreement.    The dates of execution and termination of the New HGINA Agreement are different than in the Former Henderson Agreement. The New HGINA Agreement will continue in full force and effect from year to year if such continuance is approved in the manner required by the 1940 Act if HGINA shall not have notified IMI in writing at least 60 days prior to the anniversary date of the closing of the Transaction of any year that HGINA does not desire such continuance. The New HGINA Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Board or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by IMI or by HGINA upon 60 days’ written notice. The New HGINA Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Funds’ advisory agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of the New HGINA Agreement and such breach continues 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

Additional Information about the New HGINA Agreement

Use of Names.    The New HGINA Agreement provides that the names of the Trust and IMI and abbreviations or logos associated with those names, are the valuable property of IMI and its affiliates and that HGINA shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with HGINA’s performance of its duties under the New HGINA Agreement. Further, in any communication with the public and in any marketing communications of any sort, HGINA agrees to obtain prior written approval from IMI before using or referring to the Trust, IMI, or a Fund, or any abbreviations or logos associated with those names, to the extent such communications would constitute “advertising” or “sales literature” (as those terms are defined by the NASD) for the Funds.

The New HGINA Agreement further provides that “Henderson” and “Henderson Global Investors” and abbreviations or logos associated with those names are valuable property of the AMP group of companies and are distinctive in connection with investment advisory and related services provided by HGINA; that the “Henderson” name is a property right of Henderson; and that the “Henderson” and “Henderson Global Investors” names are understood to be used by a Fund upon the conditions set forth in the New HGINA Agreement. However, a Fund may use such names only so long as HGINA is retained as the investment subadviser of the Fund pursuant to the terms of the New HGINA Agreement.

The New HGINA Agreement contains various provisions relating to the obligations of each party to indemnify the other in connection with certain losses, claims, damages,

liabilities or litigation to which the other party, its affiliates or control persons become subject under certain circumstances, provided, however, that in no case is such indemnity deemed to protect either party against any liability to which it would be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New HGINA Agreement.

Finally, the New HGINA Agreement provides that it will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Description of the New Henderson Agreement

General.    Pursuant to the terms of the New HGINA Agreement, HGINA will engage Henderson to perform its responsibilities under the New HGINA Agreement, as described above, if shareholders approve each of the New HGINA Agreement and the New Henderson Agreement. The terms of the New Henderson Agreement are the same in all material respects as those of the New HGINA Agreement and the Former Henderson Agreement, except as noted below.

Under the New Henderson Agreement, Henderson will serve HGINA as investment subadviser with respect to each Fund. Under the Former Henderson Agreement, Henderson served IMI as investment subadviser with respect to each Fund.

Compensation Paid to Henderson.    The New Henderson Agreement provides that HGINA will pay to Henderson for its services under the New Henderson Agreement a fee payable monthly at an annual rate of 0.35% of first $100,000,000 of net assets and 0.31% thereafter of the portion of each Funds’ average daily net assets managed by Henderson. Under the Former Henderson Agreement, IMI paid the fees to Henderson for its services to the Funds. The fee rates paid by the Funds will not change.

Termination of the Agreement.    The dates of execution and termination of the New Henderson Agreement are different than in the Former Henderson Agreement. The New Henderson Agreement will continue in full force and effect from year to year if such continuance is approved in the manner required by the 1940 Act and so long as Henderson shall not have notified HGINA in writing at least 60 days prior to the anniversary date of the closing of the Transaction of any year that Henderson does not desire such continuance. The New Henderson Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Board or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by Henderson or by HGINA upon 60 days’ written notice. The New Henderson Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Funds’ advisory agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of the New Henderson Agreement and such breach continues 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

Additional Information About the New Henderson Agreement

Use of Names.    The New Henderson Agreement further provides that Henderson acknowledges that each Fund and its agents may use the “Henderson” and “Henderson Global Investors” names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the

Fund with the prior written approval of HGINA. In the event that Henderson ceases to be the investment subadviser of a Fund, the Fund at its own or HGINA’s expense, upon HGINA’s written request, will cease using Henderson’s name for any commercial purpose and use its best efforts to cause the Fund’s officers and trustees to effect the foregoing and to reconvey to Henderson all rights which a Fund may have to the Henderson name.

The New Henderson Agreement does not contain the various provisions relating to the obligations of each party to indemnify the other in connection with certain losses, claims, damages, liabilities or litigation to which the other party, its affiliates or control persons become subject under certain circumstances that were present in the Former Henderson Agreement.

Finally, the New Henderson Agreement provides that it will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Information About HGINA and Henderson

HGINA is a Delaware corporation founded in 1987 located at 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Henderson, a United Kingdom corporation organized in 1984, maintains its registered office at 4 Broadgate, London, England EC2M 2DA. Both HGINA and Henderson are registered with the SEC as investment advisers and provide international and global investment management services to institutional and individual investors and investment companies. As of June 30, 2002, HGINA and Henderson had approximately $1.2 billion and $248 million of assets under management, respectively.

HGINA is an indirect, wholly-owned subsidiary of, and Henderson is a direct wholly-owned subsidiary of, Henderson Global Investors (Holdings) plc. Henderson Global Investors (Holdings) plc, which is located at the same address as Henderson, is a wholly-owned subsidiary of AMP Limited, an Australian life insurance and financial services company located at AMP Building, 24th Floor, 33 Alfred Street, Sydney, New South Wales 2000 Australia.

Charles H. Wurtzebach is the principal executive officer of HGINA. The following table lists the directors of HGINA:

Name*	Principal Occupation
James Darkins	Director of HGINA
Douglas G. Denyer	Director, Treasurer and Chief Financial Officer of HGINA
Sean Dranfield	Director, North American Retail Distribution of HGINA
David R. McWhorter	Director of HGINA
Charles H. Wurtzebach	Managing Director of HGINA

*	Each person’s principal business address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611.

Roger Yates is the principal executive officer of Henderson and Ross Maclean is the Compliance Officer of Henderson. The following table lists the directors of Henderson:

Name*	Principal Occupation**
Ian Buckley	Global Chief Investment Officer of Henderson Global Investors
Rupert Carnegie	Director of Research and Strategy of Henderson Global Investors
Mike Clare	Managing Director — U.K. of Henderson Global Investors
James Darkins	Global Director of Property of Henderson Global Investors
Toby Hiscock	Global Director of Finance & Operations of Henderson Global Investors
Anne Rein	Global Director of Human Resources of Henderson Global Investors
Roger Yates	Managing Director — Global (Chairman) of Henderson Global Investors

*	Each person’s principal business address is 4 Broadgate, London, England EC2M 2DA.
**	Henderson Global Investors is the name under which various subsidiaries of Henderson Global Investors (Holdings) plc provide investment products and services.

Please refer to Appendix 6 for a list of other investment companies with investment objectives similar to that of either Fund for which HGINA or Henderson acts as subadviser, including the rates of HGINA’s or Henderson’s compensation from or with respect to such investment companies and the approximate net assets of such investment companies.

During the fiscal year ended December 31, 2001, IMI paid subadvisory fees to Henderson in the amount of $291,013 with respect to Ivy European Opportunities Fund and in the amount of $37,923 with respect to Ivy International Small Companies Fund. Had the subadvisory fee rates payable by IMI under the New HGINA Agreement been in effect for that period, IMI would have paid subadvisory fees to Henderson in the amount of $579,113 with respect to Ivy European Opportunities Fund and in the amount of $77,569 with respect to Ivy International Small Companies Fund, an increase of 99% and 105%, respectively. If the subadvisory fee rates payable by IMI under the New HGINA Agreement had been in effect for that period, the fees paid by the Funds to IMI would not have changed.

Evaluation by the Board

The New HGINA Agreement and the New Henderson Agreement

In determining whether to approve the New HGINA Agreement and the New Henderson Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI, HGINA, Henderson and W&R and met with senior representatives of IMI, HGINA and W&R. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on September 5 and September 30, 2002 to review and consider, among other things, information relating to the Transaction, and met on September 30, 2002 to review and consider the New HGINA Agreement and the New Henderson Agreement.

In determining whether or not it was appropriate to approve the New HGINA Agreement and the New Henderson Agreement and to recommend approval of the New Agreements to shareholders of the Funds, the Board gave weight to, among other things, the fact that the Funds will continue to be managed by Henderson, that the adjustments to the rates of compensation to be received by HGINA and Henderson under the New Agreements will not increase the fee rates paid by the Funds, that the other terms of the New Agreements are substantially similar to those of the Former Henderson Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by Henderson. Further, the Board considered (1) the nature and quality of the services rendered by Henderson under the Former Henderson Agreement; (2) the amount of the compensation payable to HGINA under the New HGINA Agreement and the rate of compensation payable to Henderson under the New Henderson Agreement; (3) the results achieved by Henderson for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of HGINA and Henderson. The Board also noted the factors cited in Proposal 1 of this Proxy Statement with respect to W&R, MIMI, IAC, IMI and the approval of the New Agreement discussed in Proposal 1 for the Funds and the advantages to the Funds of maintaining Henderson as each Fund’s subadviser.

Based upon the foregoing information and considerations, the Trustees, including the Independent Trustees, unanimously voted to approve the New HGINA Agreement and the New Henderson Agreement for each Fund and to submit the New Agreements to shareholders for approval.

If the shareholders of a Fund do not approve either the New HGINA Agreement or the New Henderson Agreement, neither Agreement will take effect, and the Board may meet to consider appropriate action for that Fund. Such action may include the Board and IMI negotiating a new subadvisory agreement with an advisory organization selected by the Board or making other appropriate arrangements. If the Transaction does not close, the Former Henderson Agreement will remain in effect.

Vote Required

Shareholders of each Fund must approve the New HGINA Agreement and the New Henderson Agreement separately. Approval of each of Proposals 3A and 3B by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. If shareholders of the Funds approve each of the New HGINA Agreement and the New Henderson Agreement, its effectiveness is conditioned upon the satisfaction of certain closing conditions which are contained in the agreements related to the Transaction including, among other things, approval of a plan of dissolution of MIMI by its shareholders, so that if the shareholders of MIMI do not approve the plan of dissolution, the Former Henderson Agreement will remain in effect. If approved, each of Proposals 3A and 3B will not become effective until the closing of the Transaction.

The Board unanimously recommends that shareholders vote “FOR” each of Proposal 3A and Proposal 3B.

PROPOSAL 4: APPROVAL OF SUBADVISORY AGREEMENT WITH CUNDILL
(For Shareholders of Ivy Cundill Global Value Fund Only)

Introduction

Shareholders of Ivy Cundill Global Value Fund are being asked to approve a new subadvisory agreement relating to the Fund between IMI and Cundill (the “New Cundill Agreement”). Although Cundill is not a party to the Transaction or otherwise affected by the Transaction, approval of the New Cundill Agreement is sought so that the management of the Fund can continue uninterrupted because the former subadvisory agreement relating to the Fund between IMI and Cundill (the “Former Cundill Agreement”) would terminate automatically as a result of the Transaction. For purposes of this Proposal 4, references to the “Fund” refer to Ivy Cundill Global Value Fund only.

While the Board is seeking shareholder approval of the New Cundill Agreement, the New Cundill Agreement does not restrict the Board’s ability to terminate or replace Cundill as the subadviser for the Fund at any time in the future, subject to any shareholder approval that may be required.

As stated above, as a result of the Transaction, IMI will become a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R. The change in ownership of IMI resulting from the Transaction would be deemed under the 1940 Act to be an assignment of the Former Cundill Agreement. The Former Cundill Agreement provides for its automatic termination upon an assignment. Accordingly, the New Cundill Agreement between IMI and Cundill is proposed for approval by shareholders of the Fund. If the Transaction closes and shareholders of the Fund have not approved the New Cundill Agreement, the Former Cundill Agreement will terminate and the Board of Trustees will take such action as it deems to be in the best interests of the Fund and its shareholders. If the Transaction does not close, the Former Cundill Agreement will continue in effect.

The form of the New Cundill Agreement is attached as Exhibit E to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit E.

Appendix 2 shows the date when the Fund commenced operations. The Former Cundill Agreement is dated March 1, 2000. The Former Cundill Agreement was last approved by the Board with respect to the Fund on September 30, 2002 and was last continued to February 28, 2003. The Former Cundill Agreement was approved by the Fund’s shareholders on May 29, 2001 in connection with the acquisition of MFC by IGI.4 The Former Cundill Agreement will terminate upon consummation of the Transaction.

IMI does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on Cundill’s ability to fulfill its obligations to the Fund.

[4]
On April 20, 2001, IGI, a leading Canadian financial services organization, acquired control of MFC. This change in control constituted an assignment of the Fund’s then current subadvisory agreement, resulting in a termination of that agreement.

The New Cundill Agreement must be voted upon separately by shareholders of the Fund. If the New Cundill Agreement is approved by shareholders, it will take effect upon the closing of the Transaction. The New Cundill Agreement will remain in effect for one year following the consummation of the Transaction, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Cundill Agreement.

Board Approval and Recommendation

At the September 30, 2002 meeting of the Board, the New Cundill Agreement was approved unanimously by the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Cundill Agreement. The New Cundill Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund. The Board unanimously recommends that shareholders of the Fund approve the New Cundill Agreement.

Description of the New Cundill Agreement

General.    Under the New Cundill Agreement, Cundill will serve IMI as investment subadviser with respect to the Fund. The New Cundill Agreement provides that Cundill will develop, recommend and implement investment programs and strategies for the Fund as may from time to time be most appropriate to the achievement of the Fund’s investment objectives; provide research and analysis relative to the investment program and investments of the Fund; determine what securities should be purchased and sold; and monitor on a continuing basis the performance of the Fund’s portfolio securities. Cundill will provide the foregoing services in accordance with its best judgment and subject to the stated investment objectives, policies and restrictions of the Fund in accordance with the Trust’s Declaration of Trust, as amended, and By-laws governing the offering of its shares, the 1940 Act and the provisions of the Code relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Board. Cundill agrees to comply with the investment objective and policies as set out in the Fund’s registration statement in providing its investment advisory services and to notify IMI on a timely basis of any lapse in compliance with the objective and policies. Cundill will pay all of its expenses arising from the performance of its obligations under the New Cundill Agreement.

Differences between the New Cundill Agreement and the Former Cundill Agreement.    The terms of the New Cundill Agreement are the same in all material respects as those of the Former Cundill Agreement, except for the dates of execution and termination.

Portfolio Transactions.    Pursuant to the New Cundill Agreement, Cundill will determine the securities to be purchased or sold with respect to the portion of the Fund’s portfolio assets being managed by it, and will purchase securities from or through and sell securities to or through such persons, brokers or dealers as Cundill deems appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the New Cundill Agreement and statement of additional information of the Fund. In providing the Fund with investment management and supervision, Cundill will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to Cundill for its use and to such other considerations as the Board may direct or authorize from time to time.

The New Cundill Agreement provides that on occasions when Cundill deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Cundill, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Cundill also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Cundill in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the applicable Fund and to such other customers. In no instance, however, will the Fund’s assets be purchased from or sold to IMI, Cundill, the Trust’s principal underwriter, or any affiliated person of either the Trust, IMI, Cundill or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act. Consistent with U.S. securities laws, Cundill must adopt written trade allocation procedures that are “fair and equitable” to its clients which are consistent with the investment policies set out in the Fund’s prospectus and statement of additional information or as the Board may direct from time to time. Cundill must also effect securities transactions in client accounts consistent with the allocation system described in such written procedures, keep accurate records of such transactions and fully disclose such trade allocation procedures and practices to clients.

Cundill’s Responsibilities.    The New Cundill Agreement provides that Cundill will furnish IMI monthly, quarterly and annual reports concerning transactions and performance of the Fund. In addition, Cundill will maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) under the 1940 Act insofar as such records relate to the investment affairs of the Fund and will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

Furthermore, the New Cundill Agreement provides that Cundill will: (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust’s filings with the SEC and state securities commissions; and (ii) provide such other services as Cundill shall from time to time determine to be necessary or useful to the administration of the Fund.

Under the New Cundill Agreement, on each business day, Cundill will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets and will provide IMI with the same information upon IMI’s request. In addition, Cundill will provide to IMI certain documents relating to its services under the New Cundill Agreement and such other documents relating to such services as IMI may reasonably request on a periodic basis. Cundill will also promptly notify IMI of any financial condition that is likely to impair Cundill’s ability to fulfill its commitment under the New Cundill Agreement.

The New Cundill Agreement provides that any information or recommendation supplied by Cundill in connection with the performance of its obligations under the New Cundill Agreement is to be regarded as confidential and for use only by IMI, the Trust or such persons as IMI may designate in connection with the Fund. The New Cundill Agreement also provides that any information supplied to Cundill in connection with the performance of its obligations under the New Cundill Agreement is to be regarded as confidential and for use only by Cundill in connection with its obligation to provide investment advice and other services to the Fund.

Compensation Paid to Cundill.    The New Cundill Agreement provides that IMI will pay to Cundill for its services under the New Cundill Agreement a fee payable monthly at an annual rate of 0.50% of the portion of the Fund’s average daily net assets managed by Cundill. The fee rate payable by IMI pursuant to the New Cundill Agreement is the same as IMI’s rate payable under the Former Cundill Agreement.

Termination of the Agreement.    The New Cundill Agreement will continue in full force and effect from year to year if such continuance is approved in the manner required by the 1940 Act if Cundill shall not have notified IMI in writing at least 60 days prior to the anniversary date of the closing of the Transaction of any year that Cundill does not desire such continuance. The New Cundill Agreement may be terminated at any time, without payment of penalty by the Fund, by vote of the Board or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), or by IMI upon 30 days’ written notice or by Cundill upon 120 days’ written notice. The New Cundill Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Fund’s advisory agreement or if either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations.

Additional Information About the New Cundill Agreement

Use of Names.    The New Cundill Agreement provides that the names of the Trust and IMI and abbreviations or logos associated with those names, are the valuable property of IMI and its affiliates and that Cundill shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with Cundill’s performance of its duties under the New Cundill Agreement. Further, in any communication with the public and in any marketing communications of any sort, Cundill agrees to obtain prior written approval from IMI before using or referring to the Trust, IMI, or the Fund, or any abbreviations or logos associated with those names. The New Cundill Agreement further provides that the Fund and its agents may use the “Cundill” and “Peter Cundill” names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with prior written approval always of Cundill.

The New Cundill Agreement states that nothing in it shall be implied to prevent (i) IMI from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which Cundill does not provide such services, or to prevent IMI from providing such services itself in relation to such series; or (ii) Cundill from providing investment advice and other services to other funds or clients.

The New Cundill Agreement contains various provision relating to the obligations of each party to indemnify the other in connection with certain losses, claims, damages, liabilities or litigation to which the other party, or, in the case of IMI, its affiliates or control persons, become subject under certain circumstances, provided, however, that in no case is such indemnity deemed to protect either party against any liability to which it would be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Cundill Agreement.

Finally, the New Cundill Agreement provides that it will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Information About Cundill

Cundill, P.O. Box 50133, Montecito, CA 93150-0133, is an SEC-registered investment adviser. The Cundill Group, consisting of Peter Cundill & Associates, Inc. operating in the United States, Peter Cundill & Associates (Bermuda) Ltd. operating in Bermuda, and Cundill Investment Research Ltd. operating in Canada, began operations in 1975 and as of August 31, 2002 had approximately $1.9 billion in assets under management. The provision of professional investment management services is the sole business of the Group. The Group currently manages accounts in the United States, Canada, Europe and offshore. The accounts include public mutual funds, private clients, limited partnerships and institutional accounts. Please refer to Appendix 4 to this Proxy Statement for information regarding the principal executive officers and directors of Cundill.

Cundill does not act as subadviser with respect to any other investment companies with investment objectives similar to that of the Fund.

During the fiscal year ended December 31, 2001, IMI paid subadvisory fees to Cundill in the amount of $5,078 with respect to the Fund.

Evaluation by the Board

The New Cundill Agreement

In determining whether to approve the New Cundill Agreement, the Board, including the Independent Trustees, considered various materials and representations provided by IMI, Cundill and W&R and met with senior representatives of IMI, Cundill and W&R. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on September 5 and September 30, 2002 to review and consider, among other things, information relating to the Transaction and the New Cundill Agreement.

In determining whether or not it was appropriate to approve the New Cundill Agreement and to recommend approval of the New Cundill Agreement to shareholders of the Fund, the Board gave weight to, among other things, the fact that the Fund will continue to be managed by Cundill, that the compensation to be received by Cundill under the New Cundill Agreement is the same as the compensation paid under the Former Cundill Agreement, that the other terms of the New Cundill Agreement are the same in all material respects as those of the Former Cundill Agreement and that the Transaction is not otherwise expected to have any effect on services rendered by Cundill. Further, the Board considered (1) the nature and quality of the services rendered by Cundill under the Former Cundill Agreement; (2) the amount of the compensation payable to Cundill under the New Cundill Agreement; (3) the results achieved by Cundill for the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Cundill. The Board also noted the factors cited in Proposal 1 of this Proxy Statement with respect to W&R, MIMI, IAC, IMI and the approval of the New Agreement discussed in Proposal 1 for the Fund and the advantages to the Fund of maintaining Cundill as the Fund’s subadviser.

Based upon the foregoing information and considerations, the Trustees, including the Independent Trustees, unanimously voted to approve the New Cundill Agreement for the Fund and to submit the New Cundill Agreement to shareholders for approval.

If the shareholders of the Fund should fail to approve the New Cundill Agreement, the Board will meet to consider appropriate action for the Fund. Such action may include the Board and IMI negotiating a new subadvisory agreement with an advisory organization selected by the Board or making other appropriate arrangements. If the Transaction does not close, the Former Cundill Agreement will remain in effect.

Vote Required

Approval of this Proposal 4 by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. If shareholders of the Fund approve the New Cundill Agreement, its effectiveness is conditioned upon the satisfaction of certain closing conditions which are contained in the agreements related to the Transaction including, among other things, approval of a plan of dissolution of MIMI by its shareholders, so that if the shareholders of MIMI do not approve the plan of dissolution, the Former Cundill Agreement will remain in effect. If approved, this Proposal will not become effective until the closing of the Transaction.

The Board unanimously recommends that shareholders vote “FOR” this Proposal 4.

PROPOSAL 5: APPROVAL OF NOMINEES TO THE BOARD OF TRUSTEES
(All Funds)

At the Special Meeting, eight Trustees will be proposed for election to the Trust’s Board of Trustees. The Board’s Nominating Committee, which is comprised solely of Independent Trustees, recommended, and the full Board approved, the nomination of Jarold W. Boettcher, James D. Gressett, Joseph Harroz, Jr., Henry J. Herrmann, Glendon E. Johnson, Jr., Eleanor B. Schwartz, Michael G. Smith and Keith A. Tucker. As described more fully below, if elected, Keith A. Tucker and Henry J. Herrmann would be “interested persons” of the Trust by virtue of their employment by W&R or its subsidiaries; the other six nominees, if elected, would be Independent Trustees. W&R, IMI and the current Trustees believe that the election of the nominees will facilitate the integration of the Funds into the W&R family of mutual funds. Following the election of the nominees, it is expected that each of the current Trustees, with the exception of Edward M. Tighe, will resign from the Board of Trustees.

The persons named as proxies on the enclosed Proxy Card will vote your shares for the election of the nominees unless you withhold authority to vote for any or all of the nominees in your proxy. Each Trustee so elected will serve as a Trustee of the Trust until he or she dies, resigns, is removed or becomes disqualified, as provided in the Trust’s Declaration of Trust.

Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following tables set forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following tables for more than five years, but not necessarily in the same capacity.

The address for each nominee in the following tables is 6300 Lamar Avenue, Overland Park, Kansas 66202, and the address for each Trustee and officer is 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432.

Nominees Who Would Be Independent Trustees:

Name and Age	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen If Elected	Other Directorships Held
Jarold W. Boettcher (62)	Nominee	President of Boettcher Enterprises, Inc. (diversified agricultural products and services); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor).	16	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.

James D. Gressett (52)	Nominee	CEO of PacPizza, Inc.; Secretary of Street Homes, LLP; formerly, President of Alien, Inc. (real estate development).	16	Director of Collins Financial Services.

Joseph Harroz, Jr. (35)	Nominee	General Counsel, University of Oklahoma, Cameron University and Rogers State University; University-wide Vice President of the University of Oklahoma; Adjunct Professor of Law, University of Oklahoma College of Law; Managing Member, Harroz Investment, LLC (commercial real estate); Managing Member, JHJ Investments, LLC (commercial real estate).	16
Co-Lead Independent Director of Waddell & Reed Advisors Funds (20 portfolios overseen); Co-Lead Independent Director of W&R Target Funds, Inc. (12 portfolios overseen); Co-Lead Independent Director of W&R Funds, Inc. (12 portfolios overseen); Co-Lead Independent Director of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

Name and Age	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen If Elected	Other Directorships Held
Glendon E. Johnson, Jr. (51)	Nominee	Of Counsel, Lee & Smith, PC (law firm); Member/Manager, Castle Valley Ranches, LLC; formerly, Partner, Kelley, Drye & Warren LLP (law firm).	16	None

Eleanor B. Schwartz (65)	Nominee	Professor of Business Administration, University of Missouri —Kansas City; formerly, Chancellor of University of Missouri — Kansas City.	16
Director of Waddell & Reed Advisors Funds (20 portfolios overseen); Director of W&R Target Funds, Inc. (12 portfolios overseen); Director of W&R Funds, Inc. (12 portfolios overseen); Director of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

Michael G. Smith (58)	Nominee	Associated with Graue Mill Partners, LLC; formerly, Managing Director — Institutional Sales, Merrill Lynch.	16	None

Nominees Who Would Be “Interested Persons” of the Funds*:

Name and Age	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen If Elected	Other Directorships Held
Keith A. Tucker (57)	Nominee	Chairman of the Board and CEO of Waddell & Reed Financial, Inc. (“W&R”); Chairman of the Board of Waddell & Reed, Inc. (“WRI”) (underwriter); Chairman of the Board and Director of Waddell & Reed Investment Management Co. (“WRIMCO”); Chairman of the Board and Director of Waddell & Reed Services Co.; President and CEO of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Waddell & Reed Development, Inc.; Chairman of the Board of Waddell & Reed Distributors, Inc.	16
Chairman of the Board of Waddell & Reed Advisors Funds (20 portfolios overseen); Chairman of the Board of W&R Target Funds, Inc. (12 portfolios overseen); Chairman of the Board of W&R Funds, Inc. (12 portfolios overseen); Chairman of the Board of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

Henry J. Herrmann (59)	Nominee	President, Chief Investment Officer and Director of W&R; President and CEO of WRIMCO; Chief Investment Officer of WRIMCO; Chief Investment Officer of Waddell & Reed Financial Services, Inc.; Executive Vice President of Waddell & Reed Financial Services, Inc.; formerly, Chairman of the Board of Austin, Calvert & Flavin, Inc.	16
Director of WRI; Director of Waddell & Reed Development, Inc.; Director of Waddell & Reed Services Co.; Director of Austin, Calvert & Flavin, Inc.; Director and President of Waddell & Reed Advisors Funds (20 portfolios overseen); Director and President of W&R Target Funds, Inc. (12 portfolios overseen); Director and President of W&R Funds, Inc. (12 portfolios overseen); Director and President of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

*
Nominees considered by the Trust and its counsel to be “interested persons” (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by W&R or its subsidiaries.

The Board of Trustees of the Trust is currently comprised of nine Trustees who were previously elected by shareholders. As discussed above, it is expected that these Trustees, who are described below, will resign effective as of the closing of the Transaction, with the exception of Edward M. Tighe, who will remain an Independent Trustee. Accordingly, if each of the eight nominees is elected at the Special Meeting, there will be a total of nine Trustees (including Mr. Tighe) on the Board, all of whom will have been elected by shareholders.

Current Independent Trustees Previously Elected by Shareholders:

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen	Other Directorships Held
John S. Anderegg, Jr. (78)	Trustee	35 years	Chairman Emeritus of Dynamics Research Corp. (defense contractor)	16	None

Stanley Channick (78)	Trustee	27 years	Chairman of Scott Management Company; President of The Channick Group; President and CEO of The Whitestone Corporation (Retired) (each, consultants to insurance companies and agencies in the area of mass marketing and worksite payroll deduction marketing)	16	None

Roy J. Glauber (77)	Trustee	41 years	Professor of Physics, Harvard University	16	None

Joseph G. Rosenthal (68)	Trustee	10 years	Chartered Accountant, Rosenthal & Katkauskas (accountants)	16	None

Richard Silverman (78)	Trustee	29 years	President of Van Leer USA (Retired) (manufacturer of packing materials); President of Hysil (Retired) (gift wrapping business)	16	None

J. Brendan Swan (72)	Trustee	10 years	President of Airspray International Inc. (manufacturer of aerosol dispensing systems)	16	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen	Other Directorships Held

Edward M. Tighe (60)	Trustee	3 years	Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting) President of Global Mutual Fund Services Inc.; President and CEO of Global Technology.	16	Director of Hansberger Institutional Funds (2 portfolios overseen); Director of Asgard Holding, LLC.

Current Trustees Previously Elected by Shareholders Who Are “Interested Persons” of the Funds:*

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Ivy Funds Overseen	Other Directorships Held
James W. Broadfoot* (59)	Trustee and President	6 years	President and Chief Investment Officer — US Equities of IMI; Director of Senior Vice President of Mackenzie Investment Management Inc.; Director of Ivy Mackenzie Distributors, Inc.; Director of Ivy Mackenzie Services Corp.	16	None

Keith J. Carlson* (46)	Trustee and Chairman	8 years	Director, Chairman and Senior Vice President of IMI; Director, President and Chief Executive Officer of Mackenzie Investment Management Inc. and Ivy Mackenzie Distributors, Inc.; Director, President and Chairman of Ivy Mackenzie Services Corp.	16	None

*
Trustees considered by the Trust and its counsel to be “interested persons” (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by the investment manager and, in some cases, holding offices with the Trust.

Fund Officers:

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Kathleen Eckert (35)	Vice President	2002-present	Chief Compliance Officer of Mackenzie Investment Management Inc.; Director of Fund Administration of Mackenzie Investment Management Inc.; Senior Vice President of Ivy Mackenzie Services Corp.	None

Paula K. Wolfe (40)	Assistant Secretary	4 years	Compliance Manager of Mackenzie Investment Management Inc.; Secretary of Ivy Mackenzie Distributors, Inc.; Secretary of Ivy Mackenzie Services Corp.	None

Beverly J. Yanowitch (52)	Treasurer	1 year
Vice President, Chief Financial Officer and Treasurer of Mackenzie Investment Management, Inc.; Vice Present and Treasurer of IMI; Senior Vice President and Treasurer of Ivy Mackenzie Distributors, Inc. and Ivy Mackenzie Services Corp.
None

Trustee or Nominee Ownership of Fund Securities

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all of the Funds, owned directly or beneficially by the Trustees and nominees to the Board of Trustees as of September 27, 2002. Funds that are not owned by any nominees, Trustees or officers are omitted from the table.

Name of Trustee or Nominee	Name of Fund and Dollar Range of Fund Securities Held	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Ivy Fund Complex
John S. Anderegg, Jr.	Ivy Money Market Fund: $10,001-50,000 Ivy US Blue Chip Fund: $10,001-50,000 Ivy US Emerging Growth Fund: $50,001-100,000	Over $100,000

James W. Broadfoot
Ivy Money Market Fund: $50,001-100,000
Ivy Growth Fund: $50,001-100,000
Ivy US Emerging Growth Fund: Over $100,000
Ivy European Opportunities Fund: $50,001-100,000
Ivy Global Science & Technology Fund: $10,001-50,000
Ivy Bond Fund: $1-10,000
Ivy International Fund: $1-10,000
Ivy US Blue Chip Fund: $50,001-100,000
Over $100,000

Keith J. Carlson	Ivy Money Market Fund: $1-10,000 Ivy US Emerging Growth Fund: $1-10,000	$1-10,000

Stanley Channick	Ivy Money Market Fund: $10,001-50,000 Ivy US Emerging Growth Fund: $1-10,000	$10,001-50,000

Roy J. Glauber	Ivy International Fund: $10,001-50,000 Ivy US Emerging Growth Fund: $10,001-50,000 Ivy Global Science & Technology Fund: $1-10,000 Ivy European Opportunities Fund: Over $100,000	Over $100,000

Joseph G. Rosenthal	None	None

Richard Silverman
Ivy International Fund: $10,001-50,000
Ivy US Emerging Growth Fund: $10,001-50,000
Ivy Pacific Opportunities Fund: $1-10,000
Ivy Developing Markets Fund: $1-10,000
Ivy Global Science & Technology Fund: $1-10,000
Ivy European Opportunities Fund: $50,001-100,000
Over $100,000

J. Brendan Swan	None	None

Edward M. Tighe	Ivy Money Market Fund: $10,001-50,000	$10,001-50,000

Jarold W. Boettcher	None	None

James D. Gressett	None	None

Joseph Harroz, Jr.	None	None

Henry J. Herrmann	None	None

Glendon E. Johnson	None	None

Name of Trustee or Nominee	Name of Fund and Dollar Range of Fund Securities Held	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Ivy Fund Complex

Eleanor B. Schwartz	None	None

Michael G. Smith	None	None

Keith A. Tucker	None	None

Compensation of Trustees of the Trust for the Fiscal Year Ended December 31, 2001:

The following table sets forth information regarding the compensation paid from the Trust to the Trustees during 2001 for service on the Board of Trustees:

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Fund Complex Paid to Trustee**
John S. Anderegg, Jr. Trustee	$25,000	N/A	N/A	$25,000
James W. Broadfoot Trustee	$0	N/A	N/A	$0
Keith J. Carlson Trustee	$0	N/A	N/A	$0
Stanley Channick Trustee	$25,000	N/A	N/A	$25,000
Roy J. Glauber Trustee	$25,000	N/A	N/A	$25,000
Joseph G. Rosenthal Trustee	$25,000	N/A	N/A	$25,000
Richard Silverman Trustee	$25,000	N/A	N/A	$25,000
J. Brendan Swan Trustee	$25,000	N/A	N/A	$25,000
Edward M. Tighe Trustee	$25,000	N/A	N/A	$25,000

*
Under the retirement benefit plan adopted by the Board of Trustees in June, 2001, each Independent Trustee who has served Ivy Fund for at least three years will receive a one-time benefit payment upon retirement equal to the annual compensation paid to the Independent Trustee at the time of retirement. The payment will be made by MIMI within 30 days after the date of the Independent Trustee’s retirement.

**	The Fund complex consists of Ivy Fund.

The Board of Trustees of the Trust

The Board of Trustees of the Trust is responsible for the overall management of the Funds, including general supervision and review of the Funds’ investment activities. The Board, in turn, elects the officers who are responsible for administering the Funds’ day-to-day operations. A majority of the Board’s members are Independent Trustees. The Independent Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to IMI and its affiliates for investment advisory services and other administrative and shareholder services. In connection with this review, the Trustees evaluate, among other factors, each Fund’s investment performance, the quality and efficiency of the various other services provided, costs incurred by IMI and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds’ independent public accountants and by independent legal counsel selected by the Independent Trustees. In addition, the Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting, insurance and compensation issues.

During the fiscal year ended December 31, 2001, the Board of Trustees held four regular meetings and one special meeting.

Committees of the Board of Trustees

The Board has an Audit Committee, an Investment Review Committee, a Valuation Committee, a Corporate Governance Committee and a Nominating Committee. Each Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during 2001.

The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee currently consists of Joseph G. Rosenthal, Edward M. Tighe and J. Brendan Swan. During the fiscal year ended December 31, 2001, the Audit Committee held six meetings.

The function of the Investment Review Committee is to consider the Fund’s investment processes, policies and risks, and the overall performance of the Fund. The Investment Review Committee currently consists of Edward M. Tighe, James W. Broadfoot, Keith J. Carlson, Stanley Channick, Joseph G. Rosenthal and Richard N. Silverman. During the fiscal year ended December 31, 2001, the Investment Review Committee held four meetings.

The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. The Valuation Committee currently consists of Roy J. Glauber, John S. Anderegg, Jr. and James W. Broadfoot. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

The function of the Corporate Governance Committee is to consider the responsibilities and actions of the Board of Trustees. The Corporate Governance Committee currently consists of Stanley Channick, Joseph G. Rosenthal, J. Brendan Swan, Keith J. Carlson and Richard N. Silverman. During the fiscal year ended December 31, 2001, the Corporate Governance Committee held four meetings.

The function of the Nominating Committee is to nominate Independent Trustees and consider other related matters. Shareholders’ recommendations as to nominees that are received by management are referred to the Nominating Committee for its consideration and action. The Nominating Committee currently consists of Roy J. Glauber, Joseph G. Rosenthal, and J. Brendan Swan, all of whom are Independent Trustees. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

Required Vote

Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the outstanding voting shares of each Fund cast at the Special Meeting in person or by proxy. If approved by shareholders, the effectiveness of this Proposal is contingent upon the closing of the Transaction, and this Proposal will not become effective until the closing of the Transaction. If the Transaction is not consummated, the current Trustees will remain as members of the Board of Trustees, and none of the nominees will become Trustees.

The Board unanimously recommends that shareholders vote “FOR” each of the nominees listed in this Proposal 5.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the 1940 Act

W&R, IMI and IAC have agreed to comply with the conditions of Section 15(f) of the 1940 Act, and to use commercially reasonable efforts to ensure that the Board of Trustees of the Trust complies with the conditions of Section 15(f), until the third anniversary of the closing of the Transaction. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

Affiliated Service Providers

Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund, including, but not limited to, maintenance of registration and qualification of Fund shares under state Blue Sky laws, preparation of federal, state and local income tax returns and preparation of financial and other information for prospectuses, securities regulatory documents and returns and periodic reports to shareholders, in exchange for a monthly fee. Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for these services, each Fund pays MIMI a monthly fee based upon the net assets of the Fund during the preceding month plus out-of-pocket expenses as incurred. Prior to June 30, 2001, Ivy Mackenzie Services Corp. (“IMSC”), 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432, a wholly-owned subsidiary of MIMI, served as the transfer agent for each Fund pursuant to a Transfer Agency and Shareholder Service Agreement. Each Fund paid IMSC a monthly fee as compensation for these services. Effective June 30, 2001, PFPC Inc. (“PFPC”), which is not affiliated with MIMI, became the transfer agent for each Fund. MIMI completed the process of de-registering IMSC as a transfer agent with the SEC on August 31, 2001. IMSC currently serves as a liaison between MIMI and PFPC.

The Trust’s principal underwriter is IMDI, a wholly-owned subsidiary of MIMI. IMDI distributes shares of the Funds through broker-dealers, financial planners and registered investment advisers, and to institutional investors such as retirement plans. With respect to Class A, Class B and Class C shares of each Fund (other than Ivy Money Market Fund), IMDI is paid a monthly service fee at the annual rate of up to 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan”). With respect to Class B and Class C shares of each Fund (other than Ivy Money Market Fund), IMDI is paid a monthly distribution fee at the annual rate of 0.75% of the value of average daily net assets attributable to those shares under a Plan. Upon consummation of the Transaction, IMDI will be a wholly-owned subsidiary of IAC and an indirect wholly-owned subsidiary of W&R.

Appendix 7 to this Proxy Statement identifies fees that have been paid by the Funds (or classes of the Funds) to MIMI, IMSC and IMDI for administrative, fund accounting, transfer agency, shareholder and distribution services, respectively, during the fiscal year ended December 31, 2001. It is anticipated that IMDI will continue to provide the same services to the Funds following the Transaction. It is also anticipated that, following the Transaction, IAC will provide to the Funds the services that MIMI had been providing. Appendix 7 also sets forth information regarding brokerage commissions paid by the Funds (or classes of the Funds) to IMDI during the fiscal year ended December 31, 2001.

Independent Public Accountant

PricewaterhouseCoopers LLP ("PwC") was appointed by the Board of Trustees to serve as independent accountants for the Funds for the fiscal year ending December 31, 2002. PwC has, with limited exceptions, audited each Fund's financial statements since its inception.5

Audit Fees

Independent Accountant	Total Audit Fees Billed to Ivy Fund for Fiscal Year Ended 12/31/01	Total Financial Information Systems Design and Implementation Fees to Ivy Fund, IMI, and Affiliated Service Providers for Past Fiscal Year	All Other Fees Billed to Ivy Fund, IMI, and Affiliated Service Providers for Past Fiscal Year
PricewaterhouseCoopers LLP	$302,500	—
Tax related services provided to Ivy Fund for fiscal year ended 12/31/01:    $135,480

Registration statement related services provided to Ivy Fund for fiscal year ended 12/31/01:
$19,250

Fees billed to MIMI for its fiscal year ended 3/31/02: $317,033

Total:    $471,763

When evaluating PwC's independence for purposes of its selection as the Funds' independent accountants, the Audit Committee considered whether other non-audit services provided by PwC are compatible with maintaining the independence of PwC with respect to its audit of the Funds. Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Brokerage

IMI, Henderson and Cundill select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are

[5]	The exceptions are Ivy Growth Fund, Ivy International Fund and Ivy Money Market Fund. PwC has audited the financial statements for these Funds since 1992.

factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI, Henderson and Cundill in servicing all of their accounts. In addition, not all of these services may be used by IMI, Henderson and Cundill in connection with the services they provide to a Fund or the Trust. IMI, Henderson and Cundill may consider sales of shares of the Funds as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. IMI, Henderson and Cundill may choose broker-dealers that provide IMI, Henderson and Cundill with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI, Henderson and Cundill view the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI, Henderson and Cundill will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

Voting Rights

Shareholders of record on October 14, 2002 (the “record date”) are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, each Fund offered multiple classes of shares to the public. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Appendix 8 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date. Shareholders of each Fund will vote on each applicable Proposal as a single class regardless of the class of shares they own.

The presence in person or by proxy of a Fund’s shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 5, and will have the effect of a “no” vote on all other Proposals.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Assistant Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

If the Proposals are approved by shareholders, the effectiveness of each is contingent upon the closing of the Transaction, and each Proposal will not become effective until the closing of the Transaction. If the Transaction is not consummated, none of the Proposals will become effective.

Beneficial Owners

To the best of the Trust’s knowledge, as of September 27, 2002, no Trustee of the Trust or nominee owned beneficially 1% or more of the outstanding shares of any class of a Fund, and the Trustees and officers of the Trust and nominees beneficially owned, as a group, less than 1% of the shares of each class of each Fund, except as otherwise noted in Appendix 9. Appendix 9 also sets forth, as of September 27, 2002, information regarding Fund shares owned beneficially by the Trust’s Chief Executive Officer and the Trust’s executive officers, other than the Chief Executive Officer, who served as executive officers of the Trust at end of last fiscal year or during last fiscal year and who were paid at least $100,000.

To the best of the Trust’s knowledge, as of September 30, 2002, no person owned beneficially more than 5% of any class of a Fund, except as set forth in Appendix 10.

Expenses

IMI and/or one or more of its affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

Shareholder Proposals for Future Meetings

The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of IMI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Georgeson Shareholder Communications, Inc. (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $125,000, plus expenses. As noted above, this cost will be borne by IMI and/or one or more of its affiliates, not by the Funds. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for the shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at 1-888-641-4977. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly, or take advantage of the telephonic or electronic voting procedures described on the proxy card(s).

By Order of the Board,

PAULA WOLFE
Assistant Secretary

EXHIBIT A

FORM OF NEW MASTER BUSINESS MANAGEMENT AND
INVESTMENT ADVISORY AGREEMENT WITH IMI

AGREEMENT made this          day of                     ,         , by Ivy Fund (the “Fund”) and Ivy Management, Inc. (the “Manager”).

WHEREAS, the Fund is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the “Portfolios”) as may be established and designated from time to time;

WHEREAS, the Fund desires the services of the Manager as business manager and investment adviser with respect to such Portfolios as shall be designated in supplements to this Agreement as further agreed between the Fund and the Manager; and

WHEREAS, the Fund engages in the business of investing and reinvesting the assets of the Portfolios in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus and statement of additional information (the “Prospectus”) relating to the Portfolios included in the Fund’s Registration Statement, as amended from time to time, filed by the Fund under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.  Appointment.    The Fund hereby appoints the Manager to provide the business management and investment advisory services specified in this Agreement with regard to such Portfolios as shall be designated in supplements to this Agreement, and the Manager hereby accepts such appointment.

2.  Investment Advisory Services.

(a)  As investment adviser to the Portfolios, the Manager shall make investments for the account of each Portfolio in accordance with the Manager’s best judgment and within the investment objectives and restrictions set forth in the Prospectus applicable to the Portfolios, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Fund’s Board of Trustees.

(b)  The Manager will determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determinations with any broker or dealer who deals in such securities. The Manager also shall (i) comply with all reasonable requests of the Fund for information, including information required in connection with the Fund’s filing with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and (ii) provide such other services as the Manager shall from time to time determine to be necessary or useful to the administration of the Portfolios.

(c)  The Manager shall furnish to the Fund’s Board of Trustees periodic reports on the investment performance of each Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Fund’s officers or Board of Trustees shall reasonably request.

(d)  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Manager also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio involved and to such other customers.

3.  Business Management Services.

(a)  The Manager shall supervise the Portfolios’ business and affairs and shall provide such services reasonably necessary for the operation of the Portfolios as are not provided by employees or other agents engaged by the Portfolios; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the Portfolios’ shareholders, any services related to the distribution of the Portfolios’ shares, or any other services which are the subject of a separate agreement or arrangement between the Portfolios and the Manager. Subject to the foregoing, in providing business management services hereunder, the Manager shall, at its expense, (1) coordinate with the Portfolios’ Custodian and monitor the services it provides to the Portfolios; (2) coordinate with and monitor any other third parties furnishing services to the Portfolios; (3) provide the Portfolios with the necessary office space, telephones and other communications facilities as are adequate for the Portfolios’ needs; (4) provide the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Portfolios or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Portfolios; (5) maintain or supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable Federal or state law; (6) authorize and permit the Manager’s directors, officers and employees who may be elected or appointed as trustees or officers of the Fund to serve in such capacities; and (7) take such other action with respect to the Fund, after approval by the Fund, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

(b)  The Manager may retain third parties to provide these services to the Fund, at the Manager’s own cost and expense. The Manager shall make periodic reports to the Fund’s Board of Trustees on the performance of its obligations under this Agreement, other than services provided to the Fund by third parties retained in accordance with the previous sentence.

4.  Expenses of the Fund.    Except as provided in paragraph 3 or as provided in any separate agreement between the Portfolios and the Manager, the Fund shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”); (2) the salaries and expenses of any of the Fund’s officers or employees who are not affiliated with the Manager; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Fund’s Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Fund’s legal existence and of shareholders’ meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund, and any indemnification by the Fund of its officers, directors, employees and agents with respect thereto.

5.  Standard of Care.    The Manager shall give the Fund the benefit of the Manager’s best judgment and efforts in rendering business management and investment advisory services pursuant to paragraphs 2 and 3 of this Agreement. As an inducement to the Manager’s undertaking to render these services, the Fund agrees that the Manager shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties under this Agreement or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

6.  Fees.    In consideration of the services to be rendered by the Manager pursuant to paragraphs 2 and 3 of this Agreement, each Portfolio shall pay the Manager a monthly fee on the first business day of each month, based on the average daily value (as determined on each business day at the time set forth in the Prospectus of the Portfolio for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to each Portfolio. If the fees payable to the Manager pursuant to this paragraph 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Portfolio shall be computed in the manner specified in the Portfolio’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day on which the New York Stock Exchange is open for trading.

7.  Ownership of Records.    All records required to be maintained and preserved by the Portfolios pursuant to the provisions or rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Portfolios are the property of the Portfolios and shall be surrendered by the Manager promptly on request by the Portfolios; provided, that the Manager may at its own expense make and retain copies of any such records.

8.  Duration and Termination.

(a)  This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in effect until                 , 200    , provided, that the Agreement will continue in effect with respect to a Portfolio beyond                 , 200    , only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by the Fund’s entire Board of Trustees, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund’s Independent Trustees.

(b)  This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Portfolio (as defined in the 1940 Act) or by a vote of a majority of the Fund’s entire Board of Trustees on sixty (60) days’ written notice to the Manager or by the Manager on sixty (60) days’ written notice to the Fund. This Agreement shall terminate automatically in the event of is assignment (as defined in the 1940 Act).

9.  Retention of Sub-Advisers.    Subject to a Portfolio’s obtaining any initial and periodic approvals that are required under Section 15 of the 1940 Act, the Manager may retain a sub-adviser with respect to that Portfolio, at the Manager’s own cost and expense.

10.  Services to Other Clients.    Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.  Miscellaneous.

(a)  This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(b)  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(c)  The Fund’s Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund’s property shall be bound. It is further understood and acknowledged that all persons dealing with any Portfolio must look solely to the property of such Portfolio for the enforcement of any claims against that Portfolio as neither the Trustees, shareholders, officers, employees or agents assume any personal liability for obligations entered into on behalf of any Portfolio. No Portfolio shall be liable for the obligations or liabilities of any other Portfolio.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

IVY FUND

By:
Title:

IVY MANAGEMENT, INC.

By:
Title:

IVY FUND

MASTER BUSINESS MANAGEMENT AND INVESTMENT ADVISORY
AGREEMENT SUPPLEMENT

Ivy Bond Fund
Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Science & Technology Fund
Ivy Growth Fund
Ivy International Fund
Ivy International Growth Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Money Market Fund
Ivy Pacific Opportunities Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund

AGREEMENT made as of the      day of                     ,         , by and between Ivy Fund (the “Fund”) and Ivy Management, Inc. (the “Manager”).

WHEREAS, the Fund is an open-end investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established and designated by the Trustees of the Fund from time to time;

WHEREAS, a separate class of shares of the Fund is offered to investors with respect to each investment portfolio;

WHEREAS, the Fund has adopted a Master Business Management and Investment Advisory Agreement dated             ,              (the “Master Agreement”), pursuant to which the Fund has appointed the Manager to provide the business management and investment advisory services specified in that Master Agreement; and

WHEREAS, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a “Portfolio” and, collectively, the “Portfolios”) are separate investment portfolios of the Fund.

NOW, THEREFORE, the Trustees of the Fund hereby take the following actions, subject to the conditions set forth:

1.  As provided for in the Master Agreement, the Fund hereby adopts the Master Agreement with respect to each Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to each Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

2.  The term “Portfolio” as used in the Master Agreement shall, for purposes of this Supplement, pertain to each Portfolio.

3.  As provided in the Master Agreement and subject to further conditions as set forth therein, each Portfolio shall pay the Manager a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus of the applicable Portfolio for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the following annual rates:

Fee Rate
Portfolio	(as a percentage of average net assets)
Ivy Bond Fund	0.50% of the first $500 million; 0.40% over $500 million
Ivy Cundill Global Value Fund	1.00%
Ivy Developing Markets Fund	1.00%
Ivy European Opportunities Fund	1.00% of the first $250 million; 0.85% of the next $250 million; 0.75% over $500 million
Ivy Global Fund	1.00% of the first $500 million; 0.75% over $500 million
Ivy Global Science & Technology Fund	1.00%
Ivy Growth Fund	0.85% of the first $350 million; 0.75% over $350 million
Ivy International Fund	1.00% of the first $2.0 billion; 0.90% of the next $500 million; 0.80% of the next $500 million; 0.70% over $3 billion
Ivy International Growth Fund	1.00%
Ivy International Small Companies Fund	1.00%
Ivy International Value Fund	1.00%
Ivy Money Market Fund	0.40%
Ivy Pacific Opportunities Fund	1.00%
Ivy US Blue Chip Fund	0.75%
Ivy US Emerging Growth Fund	0.85%

4.  This Supplement and the Master Agreement (together, the “Agreement”) shall become effective with respect to each Portfolio as of the date first written above or such later date as the shareholders may approve the Agreement, and unless sooner terminated as hereinafter provided, the Agreement shall remain in effect with respect to each Portfolio until             , 200    , and from year to year thereafter if such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) or by the Fund’s entire Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund’s Independent Trustees. This Agreement may be terminated with respect to each Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined in the 1940 Act) or by vote of a majority of the Fund’s entire Board of Trustees on sixty (60) days’ written notice to the Manager or by the Manager on sixty (60) days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

IN WITNESS WHEREOF, the Fund and the Manager have adopted this Supplement as of the date first set forth above.

IVY FUND, on behalf of Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Growth Fund, Ivy International Small Companies Fund, Ivy International Value Fund, Ivy Money Market Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund

By:
[Name, Title]

IVY MANAGEMENT, INC.

By:
[Name, Title]

EXHIBIT B

FORM OF NEW MASTER BUSINESS
MANAGEMENT AGREEMENT WITH IMI

AGREEMENT made this      day of                      ,         , by Ivy Fund (the “Company”) and Ivy Management, Inc. (the “Manager”).

WHEREAS, the Company is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the “Funds”) as may be established and designated from time to time;

WHEREAS, the Company desires the services of the Manager as business manager with respect to such Funds as shall be designated in supplements to this Agreement as further agreed between the Company and the Manager; and

WHEREAS, the Company engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objective and restrictions specified in the currently effective prospectus and statement of additional information (the “Prospectus”) relating to the Funds included in the Company’s Registration Statement, as amended from time to time, filed by the Company under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.  Appointment.    The Company hereby appoints the Manager to provide the business management services specified in this Agreement with regard to such Funds as shall be designated in supplements to this Agreement, and the Manager hereby accepts such appointment.

2.  Business Management Services.

(a)  The Manager shall supervise the Funds’ business and affairs and shall provide such services reasonably necessary for the operation of the Funds as are not provided by employees or other agents engaged by the Funds; provided, that the Manager shall not have any obligation to provide under this Agreement any direct or indirect services to the Funds’ shareholders, any services related to the distribution of the Funds’ shares, or any other services which are the subject of a separate agreement or arrangement between the Funds and the Manager. Subject to the foregoing, in providing business management services hereunder, the Manager shall, at its expense, (1) review the activities of each Fund’s investment adviser to ensure that each Fund is operated in compliance with the Fund’s investment objective and policies and with the 1940 Act;  (2) coordinate with the Funds’ Custodian and Transfer Agent and monitor the services they provide to the Funds; (3) coordinate with and monitor any other third parties furnishing services to the Funds; (4) provide the Funds with the necessary office space, telephones and other communications facilities as are adequate for the Funds’ needs; (5) provide the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Funds or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Funds; (6) maintain or supervise the maintenance by third parties of such books and records of the Company as may be required by applicable Federal or state law; (7) authorize and permit the Manager’s directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities; and (8) take such other action with respect to the Company, after approval by the Company, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

(b)  The Manager may retain third parties to provide these services to the Company, at the Manager’s own cost and expense. The Manager shall make periodic reports to the Company’s Board of Trustees on the performance of its obligations under this Agreement, other than services provided to the Company by third parties retained in accordance with the previous sentence.

3.  Expenses of the Company.    Except as provided in paragraph 2 or as provided in any separate agreement between the Funds and the Manager, the Company shall be responsible for all of its expenses and liabilities, including: (1) the fees and expenses of the Company’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”); (2) the salaries and expenses of any of the Company’s officers or employees who are not affiliated with the Manager; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company’s Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Company’s legal existence and of shareholders’ meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; (13) fees and expenses of membership in industry organizations; and (14) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Company, and any indemnification by the Company of its officers, directors, employees and agents with respect thereto.

4.  Standard of Care.    The Manager shall give the Company the benefit of the Manager’s best judgment and efforts in rendering business management services pursuant to paragraph 2 of this Agreement. As an inducement to the Manager’s undertaking to render these services, the Company agrees that the Manager shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Company or its shareholders to which the Manager would otherwise be subject by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

5.  Fees.    In consideration of the services to be rendered by the Manager pursuant to paragraph 2 of this Agreement, each Fund shall pay the Manager a monthly fee on the first business day of each month, based on the average daily value (as determined on each business day at the time set forth in the Prospectus of the Fund for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to each Fund. If the fees payable to the Manager pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day on which the New York Stock Exchange is open for trading.

6.  Ownership of Records.    All records required to be maintained and preserved by the Funds pursuant to the provisions or rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Funds are the property of the Funds and shall be surrendered by the Manager promptly on request by the Funds; provided, that the Manager may at its own expense make and retain copies of any such records.

7.  Duration and Termination.

(a)  This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in effect until                     , 200   provided, that the Agreement will continue in effect with respect to a Fund beyond                     , 200   only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by the Company’s entire Board of Trustees, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Company’s Independent Trustees.

(b)  This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Company’s entire Board of Trustees on 60 days’ written notice to the Manager or by the Manager on 60 days’ written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.  Services to Other Clients.    Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9.  Miscellaneous.

(a)  This Agreement shall be construed in accordance with the laws of the State of Florida, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(b)  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(c)  The Company’s Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Company are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Company, but only the Company’s property shall be bound. It is further understood and acknowledged that all persons dealing with any Fund must look solely to the property of such Fund for the enforcement of any claims against that Fund as neither the Trustees, shareholders, officers, employees or agents assume any personal liability for obligations entered into on behalf of any Fund. No Fund shall be liable for the obligations or liabilities of any other Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

IVY FUND

By:
Title: President

IVY MANAGEMENT, INC.

By:
Title: President

IVY FUND

MASTER BUSINESS MANAGEMENT AGREEMENT SUPPLEMENT

Ivy Global Natural Resources Fund

AGREEMENT made as of the      day of                     ,         , by and between Ivy Fund (the “Trust”) and Ivy Management, Inc. (the “Manager”).

WHEREAS, the Trust is an open-end investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established and designated by the Trustees of the Trust from time to time;

WHEREAS, a separate class of shares of the Trust is offered to investors with respect to each investment portfolio;

WHEREAS, the Trust has adopted a Master Business Management Agreement dated                     ,          (the “Master Agreement”), pursuant to which the Trust has appointed the Manager to provide the business management services specified in that Master Agreement; and

WHEREAS, Ivy Global Natural Resources Fund (the “Fund”) is a separate investment portfolio of the Trust.

NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

1.  As provided for in the Master Agreement, the Trust hereby adopts the Master Agreement with respect to the Fund, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

2.  The term “Fund” as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

3.  As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Manager a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the Fund’s net assets during the preceding month at the annual rate of 0.50%.

4.  This Supplement and the Master Agreement (together, the “Agreement”) shall become effective with respect to the Fund as of the date first written above or such later date as the shareholders may approve the Agreement, and unless sooner terminated as hereinafter provided, the Agreement shall remain in effect with respect to the Fund until                     , 200   and from year to year thereafter if such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) or by the Trust’s entire Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the Trust’s Independent

Trustees. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Trust’s entire Board of Trustees on sixty (60) days’ written notice to the Manager or by the Manager on sixty (60) days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

IN WITNESS WHEREOF, the Trust and the Manager have adopted this Supplement as of the date first set forth above.

IVY FUND, on behalf of Ivy Global Natural Resources Fund

By:
Title: President

IVY MANAGEMENT, INC.

By:
Title: President

EXHIBIT C

FORM OF NEW SUBADVISORY AGREEMENT
WITH HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

AGREEMENT made as of the     day of                    ,        , between IVY MANAGEMENT, INC., 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the “Manager”), and HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC., 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611, a Delaware corporation (hereinafter called the “Subadviser”).

WHEREAS, Ivy Fund (the “Trust”) is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager has entered into a Master Business Management and Investment Advisory Agreement dated                    ,        (the “Advisory Agreement”), with the Trust, pursuant to which the Manager acts as investment adviser to a specified portion of the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a “Fund” and, collectively, the “Funds”);

WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and

WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.  Duties of the Subadviser.    The Subadviser will serve the Manager as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.

(a)  As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser’s best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust’s Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the “Trust Documents”), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust’s Board of Trustees, and provided that the Trust Documents and such resolutions are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.

(b)  The Subadviser shall comply with all reasonable requests of the Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions.

(c)  The Subadviser shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(d)  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution under the circumstances or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund’s assets be purchased from or sold to the Manager, the Subadviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Manager, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(e)  The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning each Fund’s assets and shall provide the Manager with such information upon request of the Manager.

(f)  The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Manager or the Trust.

(g)  The Subadviser shall promptly notify the Manager of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)  The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund’s portfolio. The Manager shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Subadviser.

2.  Delivery of Documents to the Manager.    The Subadviser has furnished the Manager with copies of each of the following documents:

(a)  The Subadviser’s current Form ADV and any amendments thereto;

(b)  The Subadviser’s most recent balance sheet;

(c)  Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

(d)  The Code of Ethics of the Subadviser as currently in effect.

The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

3.  Expenses.    The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

4.  Compensation.    The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

5.  Purchase and Sale of Securities.    The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund’s portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust’s Board of Trustees may direct from time to time. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the best price and execution under the circumstances, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust’s Board of Trustees may direct or authorize from time to time.

Nothing in this Agreement shall be implied to prevent (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; (ii) the Subadviser from providing investment advice and other services to other funds or clients; or (iii) the Subadviser from engaging as subadviser an affiliated party to perform all or part of the Subadviser’s responsibilities hereunder, at the Subadviser’s own cost and expense, provided that the Subadviser shall have the same responsibilities and liabilities under this Agreement as if it were performing the duties.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.

6.  Term of Agreement.    This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in full force and effect until                     , 200  , and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such date or prior to [date] of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust’s Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager or by the Subadviser upon 60 days’ written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of this Agreement and such breach shall continue 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

7.  Amendments.    This Agreement may be amended by written consent of the parties hereto provided that the amendment is approved in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

8.  Confidential Treatment.    It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

9.  Representations and Warranties.    The Subadviser hereby represents and warrants as follows:

(a)  The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser’s obligations under this Agreement;

(c)  The Subadviser’s performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

(d)  The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds (“Registration Statement”), and (ii) each Fund’s prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager, with respect to the disclosure about the Subadviser and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact regarding the Subadviser of which the Subadviser has knowledge and do not omit any statement of a material fact regarding the Subadviser of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.  Covenants.    The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(a)  The Subadviser shall maintain the Subadviser’s registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser’s performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

(c) The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust’s Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust’s Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

(d)  The Subadviser shall promptly notify the Manager and the Fund upon the occurrence of any event that under federal, state or foreign securities laws might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Fund if there are any changes to its ownership structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager of any changes relating to it or the provision of services by it that would be required to be disclosed in the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds; and

(e)  The Subadviser will manage the portion of each Fund’s portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code.

11.  Use of Names.

(a)  The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc., and abbreviations or logos associated with those names, are the valuable property of the Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to obtain prior written approval from the Manager before using or referring to Ivy Fund, and Ivy Management, Inc., or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b)  The Manager acknowledges that “Henderson” and “Henderson Global Investors” and abbreviations or logos associated with those names are valuable property of the AMP group of companies and are distinctive in connection with investment advisory and related services provided by the Subadviser, the “Henderson” name is a property right of the Subadviser, and the “Henderson” and “Henderson Global Investors” names are understood to be used by each Fund upon the conditions hereinafter set forth; provided that each Fund may use such names only so long as the Subadviser shall be retained as the investment subadviser of the Fund pursuant to the terms of this Agreement.

(c)  The Subadviser acknowledges that each Fund and its agents may use the “Henderson” and “Henderson Global Investors” names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with the prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the investment subadviser of a Fund, then the Fund at its own or the Manager’s expense, upon the Subadviser’s written request: (i) shall cease to use the Subadviser’s name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund’s officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. The Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

(d) The Subadviser hereby agrees and consents to the use of the Subadviser’s name upon the foregoing terms and conditions.

12.  Reports by the Subadviser and Records of the Funds.    The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust’s Registration Statement, in such form as may be mutually agreed. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust’s Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust’s or the Manager’s request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

13.  Indemnification.    The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), controls (“controlling person”) the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser’s responsibilities as subadviser of the Funds

(1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser’s employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust’s Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust’s Registration Statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser’s indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser and each controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities as investment manager of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Manager, any of the Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust’s Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust’s Registration Statement; provided, however, that in no case is the Manager’s indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

14.  Jurisdiction.    The Subadviser consents to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement.

15.  Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Manager:	IVY MANAGEMENT, INC.
925 South Federal Highway, Suite 600
Boca Raton, FL 33432, U.S.A.
Attention: [President]

If to the Trust:	IVY FUND
925 South Federal Highway, Suite 600
Boca Raton, FL 33432, U.S.A.
Attention: [President]

If to the Subadviser:	HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611, U.S.A.
Attention: Michael Andrews and the Company Secretary

16.  Limitation of Liability of the Trust, its Trustees, and Shareholders.    It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

17. Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

18.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

19.  Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, IVY MANAGEMENT, INC. AND HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC. have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

IVY MANAGEMENT, INC.

By:
Title:

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

By:
Title:

SCHEDULE A

TO SUBADVISORY AGREEMENT BETWEEN
IVY MANAGEMENT, INC. AND HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
DATED

Funds:

Ivy International Small Companies Fund — 100% of Fund’s net assets

Ivy European Opportunities Fund — 100% of Fund’s net assets

SCHEDULE B

TO SUBADVISORY AGREEMENT BETWEEN
IVY MANAGEMENT, INC. AND HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
DATED

Fee schedule:

Ivy International Small Companies Fund:    payable monthly at an annual rate of 0.45% of first $100,000,000 of net assets and 0.40% thereafter of that portion of the Fund’s average daily net assets managed by the Subadviser.

Ivy European Opportunities Fund:    payable monthly at an annual rate of 0.45% of first $100,000,000 of net assets and 0.40% thereafter of that portion of the Fund’s average daily net assets managed by the Subadviser.

EXHIBIT D

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED

AGREEMENT made as of the      day of                    ,        , between HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC., 737 North Michigan Avenue, Suite 1950, Chicago, Illinois, 60611, a Delaware corporation (hereinafter called “HGINA”), and HENDERSON INVESTMENT MANAGEMENT LIMITED, 4 Broadgate, London, England EC2M 2DA, an United Kingdom corporation (hereinafter called the “Subadviser”).

WHEREAS, Ivy Fund (the “Trust”) is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, HGINA has entered into a Subadvisory Agreement dated                    ,        (the “Subadvisory Agreement”), with Ivy Management, Inc., a Massachusetts corporation (the “Manager”), pursuant to which HGINA acts as investment subadviser with respect to certain portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a “Fund” and, collectively, the “Funds”);

WHEREAS, HGINA desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and

WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.  Duties of the Subadviser.    The Subadviser will serve HGINA as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.

(a)  As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser’s best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust’s Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the “Trust Documents”), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust’s Board of Trustees, and provided that the Trust Documents and such resolutions are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.

(b)  The Subadviser shall comply with all reasonable requests of HGINA for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions.

(c)  The Subadviser shall furnish to the Trust’s Board of Trustees and to HGINA periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers, Board of Trustees or HGINA shall reasonably request.

(d)  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution under the circumstances or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund’s assets be purchased from or sold to the Manager, HGINA, the Subadviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Manager, HGINA, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(e)  The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning each Fund’s assets and shall provide HGINA with such information upon request of HGINA.

(f)  The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to HGINA or the Trust.

(g)  The Subadviser shall promptly notify HGINA of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

(h)  The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund’s portfolio. HGINA shall promptly forward proxies to the Subadviser.

2.  Delivery of Documents to the Manager and HGINA.    The Subadviser has furnished the Manager and HGINA with copies of each of the following documents:

(a)  The Subadviser’s current Form ADV and any amendments thereto;

(b)  The Subadviser’s most recent balance sheet;

(c)  Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

(d)  The Code of Ethics of the Subadviser as currently in effect.

The Subadviser will furnish the Manager and HGINA from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager and HGINA such other documents relating to its services under this Agreement as the Manager and HGINA may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

3.  Expenses.    The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

4.  Compensation.    HGINA shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

5.  Purchase and Sale of Securities.    The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund’s portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust’s Board of Trustees may direct from time to time. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the best price and execution under the circumstances, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust’s Board of Trustees may direct or authorize from time to time.

Nothing in this Agreement shall be implied to prevent (i) HGINA from providing such services itself to a portion of the portfolio assets of the Funds; or (ii) the Subadviser from providing investment advice and other services to other funds or clients. In addition, nothing in this Agreement shall be implied to relieve HGINA of liability under the Subadvisory Agreement with the Manager.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust, the Manager or HGINA in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust, the Manager or HGINA.

6.  Term of Agreement.    This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve this Agreement, and shall continue in full force and effect until             , 200    , and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, if the Subadviser shall not have notified HGINA in writing at least 60 days prior to such date or prior to [date] of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust’s Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by HGINA or by the Subadviser upon 60 days’ written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Subadvisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of this Agreement and such breach shall continue 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.

7.  Amendments.    This Agreement may be amended by written consent of the parties hereto provided that the amendment is approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

8.  Confidential Treatment.    It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by HGINA, the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

9.  Representations and Warranties.    The Subadviser hereby represents and warrants as follows:

(a)  The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser’s obligations under this Agreement;

(c)  The Subadviser’s performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

(d)  The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds (“Registration Statement”), and (ii) each Fund’s prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager, with respect to the disclosure about the Subadviser and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact regarding the Subadviser of which the Subadviser has knowledge and do not omit any statement of a material fact regarding the Subadviser of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.  Covenants.    The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(a)  The Subadviser shall maintain the Subadviser’s registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser’s performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

(c)  The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust’s Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust’s Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

(d)  The Subadviser shall promptly notify the Manager and HGINA upon the occurrence of any event that under federal, state or foreign securities laws might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and HGINA if there are any changes to its ownership structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager and HGINA of any changes relating to it or the provision of services by it that would be required to be disclosed in the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds; and

(e)  The Subadviser will manage the portion of each Fund’s portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code.

11.  Use of Names.

(a)  The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc., and abbreviations or logos associated with those names, are the valuable property of the Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to cooperate with HGINA in obtaining prior written approval from the Manager before using or referring to Ivy Fund, and Ivy Management, Inc., or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b)  The Subadviser acknowledges that each Fund and its agents may use the “Henderson” and “Henderson Global Investors” names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with the prior written approval always of HGINA. In the event that the Subadviser shall cease to be the investment subadviser of a Fund, then the Fund at its own or HGINA’s expense, upon HGINA’s written request: (i) shall cease to use the Subadviser’s name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund’s officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. HGINA agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

(c)  The Subadviser hereby agrees and consents to the use of the Subadviser’s name upon the foregoing terms and conditions.

12.  Reports by the Subadviser and Records of the Funds.    The Subadviser shall furnish HGINA monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust’s Registration Statement, in such form as may be mutually agreed. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager, HGINA or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to HGINA any legal process served upon it on behalf of HGINA, the Manager or the Trust. The Subadviser shall promptly notify the Manager and HGINA of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust’s Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or HGINA any such records upon the Trust’s or HGINA’s request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

13.  Jurisdiction.    The Subadviser consents to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement.

14.  Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the HGINA:	HENDERSON GLOBAL INVESTORS (NORTH AMERICA), INC. 737 North Michigan Avenue, Suite 1950 Chicago, Illinois 60611, U.S.A. Attention: Michael Andrews and the Company Secretary

If to the Subadviser:	HENDERSON INVESTMENT MANAGEMENT LIMITED 4 Broadgate London EC2M 2DA United Kingdom Attention: [ ] and the Company Secretary

If to the Trust:	IVY FUND 925 South Federal Highway, Suite 600 Boca Raton, FL 33432, U.S.A. Attention: [President]

15.  Limitation of Liability of the Trust, its Trustees, and Shareholders.    It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

16.  Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

17.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

18.  Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.

By:
Title:

HENDERSON INVESTMENT MANAGEMENT LIMITED

By:
Title:

SCHEDULE A

TO SUBADVISORY AGREEMENT BETWEEN
HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
DATED

Funds:

Ivy International Small Companies Fund:    100% of Fund’s net assets

Ivy European Opportunities Fund:    100% of Fund’s net assets

SCHEDULE B

TO SUBADVISORY AGREEMENT BETWEEN
HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
DATED

Fee schedule:

Ivy International Small Companies Fund:    payable monthly at an annual rate of 0.35% of first $100,000,000 of net assets and 0.31% thereafter of the portion of the Fund’s average daily net assets managed by the Subadviser.

Ivy European Opportunities Fund:    payable monthly at an annual rate of 0.35% of first $100,000,000 of net assets and 0.31% thereafter of the portion of the Fund’s average daily net assets managed by the Subadviser.

EXHIBIT E

FORM OF NEW SUBADVISORY AGREEMENT
WITH PETER CUNDILL & ASSOCIATES, INC.

AGREEMENT made as of the     day of                     ,         , between IVY MANAGEMENT, INC., 925 South Federal Highway, Suite 600, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the “Manager”), and PETER CUNDILL & ASSOCIATES, INC., a corporation incorporated under the laws of Delaware at PO Box 50133, Santa Barbara, CA 93150 USA (hereinafter called the “Subadviser”).

WHEREAS, Ivy Fund (the “Trust”) is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager has entered into a Master Business Management and Investment Advisory Agreement dated                     ,         , as amended (the “Advisory Agreement”), with the Trust, pursuant to which the Manager acts as investment adviser to the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a “Fund” and, collectively, the “Funds”); and

WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and

WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.  Duties of the Subadviser.    The Subadviser will serve the Manager as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.

(a)  As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser’s best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust’s Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the “Trust Documents”), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust’s Board of Trustees, and provided that the Trust Documents are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.

(b)  The Subadviser agrees to comply with the investment objective and policies as set out in the Funds registration statement in providing its investment advisory services and to notify the Manager on a timely basis of any lapse in compliance with the objective and policies.

(c)  The Subadviser shall (i) comply with all reasonable requests of the Trust (through the Manager) for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and (ii) provide such other services as the Subadviser shall from time to time determine to be necessary or useful to the administration of the Funds.

(d)  The Subadviser shall furnish to the Manager for distribution to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(e)  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund’s assets be purchased from or sold to the Manager, the Subadviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Manager, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(f)  Consistent with U.S. securities laws, the Subadviser agrees to adopt written trade allocation procedures that are “fair and equitable” to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust’s Board of Trustees may direct from time to time. The Subadviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

(g)  The Subadviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning each Fund’s assets and shall provide the Manager with such information upon request of the Manager.

(h)  The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Manager or the Trust.

(i)  The Subadviser shall promptly notify the Manager of any financial condition that is likely to impair the Subadviser’s ability to fulfill its commitment under this Agreement.

2.  Delivery of Documents to the Manager.    The Subadviser has furnished the Manager with copies of each of the following documents:

(a)  The Subadviser’s current Form ADV and any amendments thereto, if applicable;

(b)  The Subadviser’s most recent audited balance sheet;

(c)  Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

(d)  The Code of Ethics of the Subadviser as currently in effect.

The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

3.  Expenses.    The Subadviser shall pay all of its expenses arising from the performance of its obligations under this Agreement.

4.  Compensation.    The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

5.  Purchase and Sale of Securities.    The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund’s portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as described in section 1.(f) of this Agreement and statements of additional information (including amendments) of the Funds. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust’s Board of Trustees may direct or authorize from time to time.

Nothing in this Agreement shall be implied to prevent: (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.

6.  Term of Agreement.    This Agreement shall become effective as of the date first written above or such later date as the shareholders may approve the Agreement, and shall continue in full force and effect until                    , 200  , and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such date or prior to [date] of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust’s Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager upon 30 days’ written notice or by the Subadviser upon 120 days’ written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement, or if either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations.

7.  Amendments.    This Agreement may be amended by consent of the parties hereto provided that the consent of the applicable Fund is obtained in accordance with the requirements of the 1940 Act.

8.  Confidential Treatment.    It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

9.  Representations and Warranties.    The Subadviser hereby represents and warrants as follows:

(a)  The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser’s obligations under this Agreement;

(c)  The Subadviser’s performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

(d)  The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds (“Registration Statement”), and (ii) each Fund’s prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager with respect to the disclosure about the Subadviser and the Funds of which the Subadviser has knowledge (“Subadviser and Fund Information”) and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Subadviser has knowledge and do not omit any statement of a material fact of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.  Covenants.    The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(a)  The Subadviser shall maintain the Subadviser’s registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)  The Subadviser’s performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

(c)  The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust’s Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust’s Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

(d)  The Subadviser shall promptly notify the Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Fund if there are any changes to its organizational structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager of any changes relating to it or the provision of services by it that would cause the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Subadviser and Fund Information;

(e)  The Subadviser will manage the portion of each Fund’s portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code; and

(f)  The Subadviser shall exercise its powers and discharge its duties as adviser honestly, in good faith and in the best interests of the Funds and shall exercise the degree of care, diligence and skill hat a reasonably prudent person would exercise in the circumstances; provided, that if it has fulfilled its standard of care obligation, the Subadviser will not be liable for any loss sustained by reason of the adoption or implementation of any investment objective or policy or the purchase, sale or retention of any portfolio investment by and on behalf of the Funds.

11.  Use of Names.

(a)  The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc., and abbreviations or logos associated with those names, are the valuable property of the Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Subadviser agrees to obtain prior written approval from the Manager before using or referring to Ivy Fund, and Ivy Management, Inc., or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

(b)  The Subadviser acknowledges that each Fund and its agents may use the “Cundill” and “Peter Cundill” names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund. The Subadviser hereby agrees and consents to the use of the Subadviser’s name upon the foregoing terms and conditions.

(c)  The Subadviser acknowledges that each Fund and its agents may use the “Cundill” name in conjunction with accurately describing the activities of the Fund, including use with marketing and other promotional materials relating to the Fund with prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the Manager’s subadviser of a Fund, then the Fund at its own or the Manager’s expense, upon the Subadviser’s written request: (i) shall cease to use the Subadviser’s name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund’s officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. The Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and the Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

(d)  The Subadviser hereby agrees and consents to the use of the Subadviser’s name upon the foregoing terms and conditions.

12.  Reports by the Subadviser and Records of the Funds.    The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust’s Registration Statement, in such form as may be mutually agreed. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust’s Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust’s or the Manager’s request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

13.  Indemnification.    The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), controls (“controlling person”) the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser’s responsibilities as subadviser of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser’s employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust’s Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust’s Registration Statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser’s indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Manager agrees to indemnify and hold harmless the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities as investment manager of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Manager, any of the Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the

Subadviser, expressly for use in the Trust’s Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust’s Registration Statement; provided, however, that in no case is the Manager’s indemnity in favor of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

14.  Assignment by the Subadviser.    This Agreement shall not be assigned by the Subadviser to any other person or company without the Manager’s prior written consent.

15.  Jurisdiction.    The Subadviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Subadviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Subadviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Subadviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Subadviser is subject by a suit upon such judgment, provided that service of process is effected upon the Subadviser in the manner specified in the following paragraph or as otherwise permitted by law.

As long as the agreement contemplated herein remains in effect, the Subadviser will at all times have an authorized agent in the Commonwealth of Massachusetts upon whom process may be served in any legal action or proceeding in a state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Subadviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 2 Oliver Street, Boston, MA 02019 (or at such other address in the Commonwealth of Massachusetts, as said agent may designate by written notice to the Subadviser and the Manager). The Subadviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Subadviser set forth in Section 16 below or to any other address of which the Subadviser shall have given written notice to the Manager. The Subadviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Subadviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Subadviser.

Nothing in this Section 15 shall affect the right of the Manager to serve process in any manner permitted by law or limit the right of the Manager to bring proceedings against the Subadviser in the courts of any jurisdiction or jurisdictions.

16.  Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Manager:	IVY MANAGEMENT, INC.
925 South Federal Highway, Suite 600
Boca Raton, FL 33432, U.S.A.
Attention: [President]

If to the Trust:	IVY FUND
925 South Federal Highway, Suite 600
Boca Raton, FL 33432, U.S.A.
Attention: [President]

If to the Subadviser:	PETER CUNDILL & ASSOCIATES, INC.
PO Box 50133
Santa Barbara, CA 93108 USA
Attn: Brian L. McDermott

With a copy to:
Cundill Investment Research Ltd.
200 1100 Melville Street
Vancouver, British Columbia V6E 4A6
Attn: Lisa M. Pankratz

17.  Limitation of Liability of the Trust, its Trustees, and Shareholders.    It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

18.  Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

19.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

20.  Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, Ivy Management, Inc. and Peter Cundill & Associates, Inc. have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

IVY MANAGEMENT, INC.

By:
Title:

PETER CUNDILL & ASSOCIATES, INC.

By:
Title:

SCHEDULE A

TO SUBADVISORY AGREEMENT BETWEEN
IVY MANAGEMENT, INC. AND PETER CUNDILL & ASSOCIATES, INC.
DATED

Funds:

Ivy Cundill Global Value Fund — 100% of Fund’s net assets

SCHEDULE B

TO SUBADVISORY AGREEMENT BETWEEN
IVY MANAGEMENT, INC. AND PETER CUNDILL & ASSOCIATES, INC.
DATED

Fee schedule:

Fund Net Assets (U.S. $millions)	Advisory Fee Annual Rate
All Net Assets	0.50%

Fees are subject to renegotiation based on assets under management.

APPENDIX 1

THE FUNDS

Ivy Bond Fund
Ivy Cundill Global Value Fund
Ivy Developing Markets Fund
Ivy European Opportunities Fund
Ivy Global Fund
Ivy Global Natural Resources Fund
Ivy Global Science & Technology Fund
Ivy Growth Fund
Ivy International Fund
Ivy International Growth Fund
Ivy International Small Companies Fund
Ivy International Value Fund
Ivy Money Market Fund
Ivy Pacific Opportunities Fund
Ivy US Blue Chip Fund
Ivy US Emerging Growth Fund

APPENDIX 2

DATES RELATING TO AGREEMENTS

Fund	Date of Commencement of Operations of Fund	Date Former Agreement Became Applicable to Fund	Date Former Agreement Last Approved by Board with Respect to Fund	Date to which Former Agreement Was Last Continued for Fund	Date Former Agreement Was Last Approved by Shareholders*
Ivy Bond Fund	09/06/85	12/31/94	09/30/02	02/28/03	05/29/01
Ivy Cundill Global Value Fund	04/17/00	04/14/00	09/30/02	02/28/03	05/29/01
Ivy Developing Markets Fund	11/01/94	10/29/94	09/30/02	02/28/03	05/29/01
Ivy European Opportunities Fund	04/30/99	04/30/99	09/30/02	02/28/03	05/29/01
Ivy Global Fund	04/18/91	12/31/94	09/30/02	02/28/03	05/29/01
Ivy Global Science & Technology Fund	07/17/96	07/17/96	09/30/02	02/28/03	05/29/01
Ivy Growth Fund	09/01/61	12/31/91	09/30/02	02/28/03	05/29/01
Ivy International Fund	04/01/86	12/31/91	09/30/02	02/28/03	05/29/01
Ivy International Growth Fund	12/29/00	12/08/00	09/30/02	02/28/03	05/29/01
Ivy International Small Companies Fund	01/01/97	12/31/96	09/30/02	02/28/03	05/29/01
Ivy International Value Fund	05/13/97	04/29/97	09/30/02	02/28/03	05/29/01
Ivy Money Market Fund	04/03/87	12/31/91	09/30/02	02/28/03	05/29/01
Ivy Pacific Opportunities Fund	10/23/93	10/23/93	09/30/02	02/28/03	05/29/01
Ivy US Blue Chip Fund	11/02/98	11/02/98	09/30/02	02/28/03	05/29/01
Ivy US Emerging Growth Fund	03/03/93	03/05/93	09/30/02	02/28/03	05/29/01

*	Submitted to a vote of the shareholders because the acquisition of MFC by IGI caused a “change in control” of IMI.

APPENDIX 3

FEE RATES PAYABLE UNDER FORMER AGREEMENT AND NEW AGREEMENT

Fund	Fee Rates Payable to IMI under Former and New Agreements

Ivy Bond Fund	0.50% of the first $500 million; and 0.40% of average net assets greater than $500 million

Ivy Cundill Global Value Fund	1.00%

Ivy Developing Markets Fund	1.00%

Ivy European Opportunities Fund	1.00% of the first $250 million; 0.85% of the next $250 million; and 0.75% of average net assets greater than $500 million

Ivy Global Fund	1.00% of the first $500 million; and 0.75% of average net assets greater than $500 million

Ivy Global Science & Technology Fund	1.00%

Ivy Growth Fund	0.85% of the first $350 million; and 0.75% of average net assets greater than $350 million

Ivy International Fund	1.00% of the first $2.0 billion; 0.90% of the next $500 million; 0.80% of the next $500 million; and 0.70% of average net assets greater than $3 billion

Ivy International Growth Fund	1.00%

Ivy International Small Companies Fund	1.00%

Ivy International Value Fund	1.00%

Ivy Money Market Fund	0.40%

Ivy Pacific Opportunities Fund	1.00%

Ivy US Blue Chip Fund	0.75%

Ivy US Emerging Growth Fund	0.85%

APPENDIX 4

OFFICERS AND DIRECTORS OF IMI, MIMI, IAC AND CUNDILL
AND
CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

Name	Position	Address	Principal Occupation

Paul P. Baran	Senior Vice President of IMI; Vice President of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Senior Vice President of IMI (1998 to present); Vice President of MIMI (1999 to present); Senior Vice President and Chief Investment Officer of Central Fidelity National Bank (1987 to 1998).

Stephen Barrett	Vice President and Director of Marketing of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Vice President and Director of Marketing of MIMI (2001 to present); Senior Vice President, Ivy Mackenzie Distributors, Inc. (2000 to present).

Thomas H. Bivin, Jr.	Vice President of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Vice President of MIMI (1999 to present); Executive Vice President of Ivy Mackenzie Distributors, Inc. (1999 to present); Senior Vice President, Ivy Mackenzie Distributors, Inc. (1996 to 1999; Regional Vice President, Ivy Mackenzie Distributors, Inc. (1994 to 1996).

1

Name	Position	Address	Principal Occupation

James W. Broadfoot	President and Chief Investment Officer of IMI; Director, Senior Vice President and Chief Investment Officer — US Equities of MIMI; President and Trustee of Ivy Fund	925 South Federal Highway Suite 600 Boca Raton, FL 33432
President and Chief Investment Officer of IMI (1992 to present); Director, Senior Vice President and Chief Investment Officer — US Equities of MIMI (1990 to present); President and Trustee of Ivy Fund (1996 to present); Director of Ivy Mackenzie Distributors, Inc. (2001 to present); Director of Ivy Mackenzie Services Corp. (2001 to present).

W. Sian B. Brown	Secretary of IAC.	150 Bloor Street West Toronto, Ontario Canada M5S 3B5	Senior Vice-President, General Counsel and Secretary of Mackenzie Financial Corporation.

Keith J. Carlson	Chairman, Senior Vice President and Director of IMI; President, Chief Executive Officer and Director of MIMI; Chairman and Trustee of Ivy Fund; President and Treasurer of IAC.	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Chairman, Senior Vice President and Director of IMI (1992 to present); President, Chief Executive Officer and Director of MIMI (1985 to present); Chairman and Trustee of Ivy Fund (1994 to present); President and Treasurer of IAC (2002); President, Chief Executive Officer and Director of Ivy Mackenzie Distributors, Inc. (1993 to present); President, Chairman and Director of Ivy Mackenzie Services Corp. (1993 to present).

2

Name	Position	Address	Principal Occupation

Francis Peter Cundill	President of Peter Cundill & Associates (Bermuda) Ltd.	15 Alton Hill South Hampton, Bermuda SN01	President of Peter Cundill & Associates (Bermuda) Ltd. (1984 to present).

Alan J. Dilworth	Director of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Director of MIMI (1996 to present); Director of Mackenzie Financial Corporation (1999 to present); President of Alan J. Dilworth Consulting, Inc. (1995 to present).

Kathleen Eckert	Chief Compliance officer, MIMI; Vice President of Ivy Fund	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Chief Compliance Officer of MIMI (2001 to present); Vice President of Ivy Fund (2002 to present); Director of Fund Administration of MIMI (1997 to present); Senior Vice President of Ivy Mackenzie Services Corp. (2001 to present).

Richard Gluck	Senior Vice President and Portfolio Manager of IMI; Portfolio Manager of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Senior Vice President and Portfolio Manager of IMI (1998 to present); Portfolio Manager of MIMI (1998 to present); Vice President and Portfolio Manager for Oppenheimer Capital (1993 to 1998).

James L. Hunter	Director of IMI; Director of MIMI	150 Bloor Street West Toronto, Ontario Canada M5S 3B5	Director of IMI (1994 to present); Director of MIMI (1994 to present); President, Chief Executive Officer and Director of Mackenzie Financial Corporation (1992 to present).

3

Name	Position	Address	Principal Occupation

Edward J. Lill	Director of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Director of MIMI (2001 to present); Consultant, Metropolitan Life Insurance Co. (1995 to present); Director, Dan River Mills, Inc. (1997 to present).

Neil Lovatt	Director of IMI; Chairman and Director of MIMI	150 Bloor Street West Toronto, Ontario Canada M5S 3B5	Director of IMI (1994 to present); Chairman and Director of MIMI (1994 to present); Vice Chairman and Chief Investment Officer of Mackenzie Financial Corporation (1982 to 2002).

Lisa A. Lupi	Vice President, Secretary and Director of Trading Operations of IMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Vice President, Secretary and Director of Trading Operations of IMI (1999 to present); Portfolio Manager at Templeton Worldwide (1994 to 1999).

Keith Maher	Vice President and Equity Analyst of IMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Vice President and Equity Analyst of IMI (1998 to present); Equity Analyst for MIMI (1996 to present).

Brian Lyn McDermott	Chairman, President and Director of Peter Cundill & Associates, Inc.	1470 East Valley Road Suite A1 Montecito, CA 93108	Chairman, President and Director of Peter Cundill & Associates Inc. (1994 to present).

Alasdair J. McKichan	Director of MIMI	150 Bloor Street West Toronto, Ontario Canada M5S 3B5	Director of MIMI (1994 to present); Director of Mackenzie Financial Corporation (1994 to present); Chief Executive Officer of McKichan Associates, Inc. (1994 to present).

4

Name	Position	Address	Principal Occupation

Moira McLachlan	Vice President and Portfolio Manager of IMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Vice President and Portfolio Manager of IMI (1998 to present); Research Analyst for MIMI (1995 to present).

Allan S. Mostoff	Director of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Director of MIMI (1998 to present); Partner, Dechert (law firm) (1976 to present).

Lisa M. Pankratz	Secretary and Treasurer of Peter Cundill & Associates, Inc.	200-1100 Melville Street Vancouver, BC Canada V6E 4A6	President of Cundill Investment Research Ltd. (2002 to present); Secretary and Treasurer of Peter Cundill & Associates, Inc. (2002 to present).

Michael R. Peers	Director of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Director of MIMI (1996 to present).

Robert Perry	Vice President and Chief Technology Officer of MIMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432	Vice President and Chief Technology Officer of MIMI (1999 to present); CTO of MIMI (1997 to 1999); Senior Vice President, Ivy Mackenzie Distributors, Inc. (1998 to present).

Barbara Safranek	Vice President and Senior International Equity Analyst of IMI	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Vice President and Senior International Equity Analyst of IMI (2001 to present); Director of the Investment Bank of Credit Suisse First Boston (2000); Director of the Investment Bank of Shroder and Co., PLC (1996 to 2000).

5

Name	Position	Address	Principal Occupation

Paula K. Wolfe	Compliance Manager of MIMI; Assistant Secretary of Ivy Fund	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Compliance Manager of MIMI (1997 to present); Assistant Secretary of Ivy Fund (1998 to present); Secretary of Ivy Mackenzie Distributors, Inc. (2001 to present); Secretary of Ivy Mackenzie Services Corp. (2001 to present).

Beverly J. Yanowitch	Vice President and Treasurer of IMI; Vice President, Chief Financial Officer and Treasurer of MIMI; Treasurer of Ivy Fund	925 South Federal Highway Suite 600 Boca Raton, FL 33432
Vice President and Treasurer of IMI (2000 to present); Vice President, Chief Financial Officer and Treasurer of MIMI (1999 to present); Senior Vice President and Treasurer of Ivy Mackenzie Distributors, Inc. (1994 to present); Senior Vice President and Treasurer of Ivy Mackenzie Services Corp. (2000 to present); Treasurer of Ivy Fund (2001 to present)

6

APPENDIX 5

FEES PAID TO IMI

Fund	Fees Paid to IMI under the Former Agreement During Fiscal Year Ended December 31, 2001

Ivy Bond Fund	$332,360

Ivy Cundill Global Value Fund	$10,121

Ivy Developing Markets Fund	$69,023

Ivy European Opportunities Fund	$1,325,025

Ivy Global Fund	$97,794

Ivy Global Science & Technology Fund	$415,731

Ivy Growth Fund	$1,857,265

Ivy International Fund	$6,834,910

Ivy International Growth Fund	$5,080

Ivy International Small Companies Fund	$172,723

Ivy International Value Fund	$965,448

Ivy Money Market Fund	$92,906

Ivy Pacific Opportunities Fund	$131,439

Ivy US Blue Chip Fund	$497,756

Ivy US Emerging Growth Fund	$902,288

APPENDIX 6

OTHER FUNDS ADVISED BY HGINA AND/OR HENDERSON

The table below sets forth information regarding investment companies for which HGINA and/or Henderson acts as adviser or subadviser that have investment objectives similar to the investment objectives of Ivy European Opportunities Fund or Ivy International Small Companies Fund.

Name of Investment Company	Approximate Net Assets	Rate of Compensation Payable to HGINA	Rate of Compensation Payable to Henderson

Henderson European Focus Fund*	$10,550,280	1.00% of daily net assets (of which it pays 0.90% to Henderson)	0.90% of daily net assets (paid by HGINA out of its fee)

Henderson Global Technology Fund*	$864,688	1.20% of daily net assets (of which it pays 1.10% to Henderson)	1.10% of daily net assets (paid by HGINA out of its fee)

Henderson International Opportunities Fund*	$5,574,133	1.10% of daily net assets (of which it pays 1.00% to Henderson)	1.00% of daily net assets (paid by HGINA out of its fee)

Henderson Worldwide Growth Fund*	$194,797	1.00% of daily net assets (of which it pays 0.90% to Henderson)	0.90% of daily net assets (paid by HGINA out of its fee)

Seligman Global Fund Series, Inc.: Seligman Global Smaller Companies Fund**	$258,041,078	—	0.50% of average monthly assets under Henderson’s supervision

Seligman Portfolios, Inc.: Seligman Global Smaller Companies Portfolio***	$8,641,003	—	0.50% of average monthly assets under Henderson’s supervision

*
All figures are as of July 31, 2002. Pursuant to separate Expense Limitation Agreements, HGINA has agreed through August 31, 2004 to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets. Until August 31, 2006, HGINA may recover reimbursed expenses from each fund if the fund’s expense ratio falls below the expense limitation.

**
All figures are as of April 30, 2002. As subadviser to the Seligman Global Smaller Companies Fund, Henderson provides investment advice, research, and assistance with respect to the fund’s international investments.

***
All figures are as of June 30, 2002. Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products. As subadviser to the Seligman Global Smaller Companies Portfolio, Henderson provides investment advice, research, and assistance with respect to the portfolio’s international investments.

APPENDIX 7

FEES PAID TO MIMI, IMSC AND IMDI
AND  COMMISSIONS RETAINED BY IMDI
DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

Fund	Fees Paid to MIMI for Administrative Services	Fees Paid to MIMI for Fund Accounting Services	Fees Paid to IMSC*	Fees Paid to IMDI	Aggregate Commissions Retained by IMDI	Percentage of Fund’s Aggregate Commissions that were Retained by IMDI

Ivy Bond Fund	$66,472	$53,853	$50,474	$332,489	$4,229	20.9%

Ivy Cundill Global Value Fund	$1,012	$18,626	$61	$1,323	$9	14.4%

Ivy Developing Markets Fund	$6,902	$21,247	$19,219	$46,920	$247	15.7%

Ivy European Opportunities Fund	$132,508	$114,180	$141,986	$876,563	$7,323	15.4%

Ivy Global Fund	$9,779	$27,521	$15,945	$49,625	$452	15.9%

Ivy Global Natural Resources Fund	$12,423	$31,713	$16,564	$67,557	$8,048	14.0%

Ivy Global Science & Technology Fund	$41,573	$60,681	$80,018	$267,276	$10,413	14.6%

Ivy Growth Fund	$218,502	$131,603	$239,296	$193,439	$12,010	17.7%

Ivy International Fund	$663,676	$221,732	$399,828	$3,184,204	$7,816	17.0%

Ivy International Growth Fund	$508	$18,013	$32	—	—	—

Ivy International Small Companies Fund	$17,272	$37,413	$17,655	$96,378	$2,017	16.5%

Ivy International Value Fund	$96,545	$104,458	$67,840	$827,949	$883	14.2%

Ivy Money Market Fund	$23,227	$31,959	$36,784	—	—	—

Ivy Pacific Opportunities Fund	$13,144	$33,955	$30,055	$78,812	$674	14.7%

Ivy US Blue Chip Fund	$66,368	$84,008	$77,809	$313,810	$4,203	14.8%

Ivy US Emerging Growth Fund	$106,152	$105,114	$112,220	$592,750	$4,218	17.9%

*	IMSC served as the Funds’ transfer agent prior to June 30, 2001.

APPENDIX 8

FUND SHARES OUTSTANDING ON THE RECORD DATE

Fund	Class	Shares Outstanding on Record Date
Ivy Bond Fund	Class A	4,021,605.810

Ivy Bond Fund	Class B	2,185,978.974

Ivy Bond Fund	Class C	263,297.602

Ivy Bond Fund	Class I	0.000

Ivy Bond Fund	Advisor Class	27,548.856

Ivy Cundill Global Value Fund	Class A	86,913.584

Ivy Cundill Global Value Fund	Class B	177,856.288

Ivy Cundill Global Value Fund	Class C	26,969.100

Ivy Cundill Global Value Fund	Class I	0.000

Ivy Cundill Global Value Fund	Advisor Class	112,325.857

Ivy Developing Markets Fund	Class A	411,676.020

Ivy Developing Markets Fund	Class B	301,302.100

Ivy Developing Markets Fund	Class C	90,596.994

Ivy Developing Markets Fund	Advisor Class	8,263.749

Ivy European Opportunities Fund	Class A	1,803,176.775

Ivy European Opportunities Fund	Class B	1,992,610.332

Ivy European Opportunities Fund	Class C	1,540,831.667

Ivy European Opportunities Fund	Class I	6,415.265

Ivy European Opportunities Fund	Advisor Class	435,197.442

Ivy Global Fund	Class A	510,740.421

Ivy Global Fund	Class B	183,327.475

Ivy Global Fund	Class C	11,771.171

Ivy Global Fund	Advisor Class	9,954.030

Ivy Global Natural Resources Fund	Class A	1,336,975.152

Ivy Global Natural Resources Fund	Class B	767,736.240

Ivy Global Natural Resources Fund	Class C	460,213.049

Ivy Global Natural Resources Fund	Advisor Class	52,444.095

Ivy Global Science & Technology Fund	Class A	846,051.759

Ivy Global Science & Technology Fund	Class B	622,598.346

Ivy Global Science & Technology Fund	Class C	159,499.851

Ivy Global Science & Technology Fund	Class I	0.000

Ivy Global Science & Technology Fund	Advisor Class	24,024.519

Ivy Growth Fund	Class A	14,082,794.611

Ivy Growth Fund	Class B	325,830.161

1

Fund	Class	Shares Outstanding on Record Date
Ivy Growth Fund	Class C	15,961.102

Ivy Growth Fund	Advisor Class	25,012.517

Ivy International Fund	Class A	8,333,640.030

Ivy International Fund	Class B	4,740,113.920

Ivy International Fund	Class C	947,841.114

Ivy International Fund	Class I	139,167.486

Ivy International Fund	Advisor Class	148.063

Ivy International Growth Fund	Class A	0.000

Ivy International Growth Fund	Class B	0.000

Ivy International Growth Fund	Class C	0.000

Ivy International Growth Fund	Class I	0.000

Ivy International Growth Fund	Advisor Class	51,272.578

Ivy International Small Companies Fund	Class A	352,992.719

Ivy International Small Companies Fund	Class B	277,081.450

Ivy International Small Companies Fund	Class C	205,528.777

Ivy International Small Companies Fund	Class I	0.000

Ivy International Small Companies Fund	Advisor Class	63,625.530

Ivy International Value Fund	Class A	1,247,347.611

Ivy International Value Fund	Class B	4,120,015.248

Ivy International Value Fund	Class C	1,375,031.124

Ivy International Value Fund	Class I	0.000

Ivy International Value Fund	Advisor Class	22,357.397

Ivy Money Market Fund	Class A	14,806,546.16

Ivy Money Market Fund	Class B	6,825,215.610

Ivy Money Market Fund	Class C	648,665.320

Ivy Pacific Opportunities Fund	Class A	911,816.741

Ivy Pacific Opportunities Fund	Class B	487,291.443

Ivy Pacific Opportunities Fund	Class C	132,576.480

Ivy Pacific Opportunities Fund	Advisor Class	5,790.624

Ivy US Blue Chip Fund	Class A	3,595,395.374

Ivy US Blue Chip Fund	Class B	1,435,663.480

Ivy US Blue Chip Fund	Class C	72,356.228

Ivy US Blue Chip Fund	Class I	0.000

Ivy US Blue Chip Fund	Advisor Class	97,795.338

Ivy US Emerging Growth Fund	Class A	1,429,531.034

Ivy US Emerging Growth Fund	Class B	923,097.397

Ivy US Emerging Growth Fund	Class C	125,945.336

Ivy US Emerging Growth Fund	Advisor Class	43,707.519

2

APPENDIX 9

TRUSTEE, NOMINEE AND EXECUTIVE OFFICER OWNERSHIP OF FUND SHARES

Title of Class of Shares	Name of Trustee, Nominee or Executive Officer	Position	Amount and Nature of Beneficial Ownership	Percentage of Class Owned	Shares Owned by Trustees, Nominees and Officers as a Group

Ivy Bond Fund — Advisor Class	James W. Broadfoot	Trustee and President	287.172	0.57%	647.715 (1.28%)

	Paula K. Wolfe	Assistant Secretary	360.543	0.71%

Ivy Developing Markets Fund — Class A	Richard Silverman	Trustee	1,029.353	0.25%	1,029.353

Ivy European Opportunities Fund — Class A	James W. Broadfoot	Trustee and President	3,498.800	0.19%	27,316.054 (1.46%)

	Roy J. Glauber	Trustee	18,364.627	0.98%

	Richard Silverman	Trustee	5,452.627	0.29%

Ivy European Opportunities Fund — Advisor Class	James W. Broadfoot	Trustee and President	1,876.332	0.34%	2,885.688 (0.52%)

	Paula K. Wolfe	Assistant Secretary	1,009.356	0.18%

Ivy Growth Fund — Advisor Class	James W. Broadfoot	Trustee and President	8,312.437	33.24%	8,352.979 (33.40%)

	Kathleen Eckert	Vice President	40.542	0.16%

Ivy Global Science & Technology Fund — Class A	Roy J. Glauber	Trustee	554.222	0.07%	1,204.010 (0.15%)

	Richard Silverman	Trustee	649.788	0.08%

Ivy Global Science & Technology Fund — Advisor Class	James W. Broadfoot	Trustee and President	1,622.162	6.70%	1,622.162

Ivy International Fund — Class A	James W. Broadfoot	Trustee and President	536.980	0.01%*	4,114.340 (0.05%)

	Kathleen Eckert	Vice President	642.424	0.01%*

	Roy J. Glauber	Trustee	1,334.228	0.02%

	Richard Silverman	Trustee	1,600.706	0.02%

Ivy Money Market Fund — Class A	John S. Anderegg	Trustee	21,804.390	0.16%	139,835.900 (1.03%)

	James W. Broadfoot	Trustee and President	72,298.040	0.53%

	Keith J. Carlson	Trustee and Chairman	140.700	0.01%*

	Stanley Channick	Trustee	25,592.770	0.19%

	Edward M. Tighe	Trustee	20,000.000	0.15%

1

Title of Class of Shares	Name of Trustee, Nominee or Executive Officer	Position	Amount and Nature of Beneficial Ownership	Percentage of Class Owned	Shares Owned by Trustees, Nominees and Officers as a Group

Ivy Pacific Opportunities Fund — Class A	Richard Silverman	Trustee	1,071.528	0.12%	1,071.528

Ivy US Blue Chip Fund — Class A	John S. Anderegg	Trustee	1,600.822	0.04%	1,600.822

Ivy US Blue Chip Fund — Advisor Class	James W. Broadfoot	Trustee and President	8,289.934	8.50%	8,289.934

Ivy US Emerging Growth Fund — Class A	John S. Anderegg	Trustee	5,890.297	0.42%	16,961.897 (1.22%)

	James W. Broadfoot	Trustee and President	6,137.398	0.44%

	Stanly Channick	Trustee	649.146	0.05%

	Roy J. Glauber	Trustee	3,231.974	0.23%

	Richard Silverman	Trustee	1,053.082	0.08%

Ivy US Emerging Growth Fund — Advisor Class	James W. Broadfoot	Trustee and President	6,971.250	15.62%	7,631.594 (17.10%)

	Keith J. Carlson	Trustee and Chairman	642.302	1.44%

	Kathleen Eckert	Vice President	18.042	0.04%

*	Actual percentage of shares owned is less than 0.01%.

2

APPENDIX 10

BENEFICIAL OWNERS OF FUND SHARES

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Cundill Global Value Fund — Class A	Raymond James & Assoc. Inc. FBO Payne IRA Bin # 74219020 880 Carillon Pkwy. St. Petersburg, FL 33716	3,800.900	5.68

Ivy Developing Markets Fund — Class A	FTC & Co. Account #00570 Datalynx P.O. Box 173736 Denver, CO 80217-3736	35,776.286	8.74

Ivy European Opportunities Fund — Class A	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	271,676.166	14.51

	BBH & Co. Cust FBO Lifetime Achievement Fund 525 Washington Blvd. Jersey City, NJ 07310	99,269.995	5.30

Ivy Global Natural Resources Fund — Class A	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	205,437.648	15.21

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	74,691.338	5.53

1

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Global Science & Technology Fund — Class A	BBH & Co. Cust FBO Lifetime Achievement Fund 525 Washington Blvd. Jersey City, NJ 07310	56,657.224	6.65

	Security Trust Company as Trustee FBO Local 104 Supplemental Pension Plan 2390 East Camelback Rd. Suite 240 Phoenix, AZ 85016	48,134.930	5.65

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	46,068.538	5.41

Ivy International Fund — Class A	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	2,149,549.066	25.83

	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	1,091,354.719	13.11

Ivy International Small Companies Fund — Class A	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	31,515.808	8.91

Ivy International Value Fund — Class A	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	464,040.395	39.72

2

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Money Market Fund — Class A	Carn & Co. 930354014 Cholestech Corp. 401(K) Ret SV Plan PSIDCX00000E94000000 Attn: Mutual Funds-Star Group PO Box 96211 Washington, DC 20090-6211	751,532.820	5.49

Ivy Pacific Opportunities Fund — Class A	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	76,280.067	8.39

Ivy Bond Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	1,015,502.018	46.08

Ivy Cundill Global Value Fund — Class B	NFSC FEBO #579-788325 Kishore Sunkara Usharani Sunkara 4605 Dartmoore Lane Colleyville, TX 76034-4263	11,513.275	6.44

Ivy Developing Markets Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	81,600.590	26.18

Ivy European Opportunities Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	503,786.764	24.97

3

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Growth Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	61,381.140	17.75

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	18,789.106	5.43

Ivy Global Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	38,914.336	17.59

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	11,682.085	5.28

Ivy Global Natural Resources Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	102,734.929	13.18

	Rede & Co. 4380 SW Macadam, Suite 450 Portland, OR 97239	42,666.000	5.47

Ivy Global Science & Technology Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations — Service Team 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	58,895.827	9.30

4

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy International Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	2,032,552.298	41.79

Ivy International Small Companies Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	80,851.993	28.80

Ivy International Value Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	2,323,921.836	55.84

Ivy Pacific Opportunities Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	109,605.572	23.57

Ivy US Blue Chip Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	282,327.604	18.52

5

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy US Emerging Growth Fund — Class B	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	188,037.193	19.55

Ivy Bond Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	106,416.047	36.54

Ivy Cundill Global Value Fund — Class C	NFSC FEBO # OFN-023809 Roy E. Williams Barbara C. Williams PO Box 15 Viola, ID 83872-0015	2,183.406	8.58

	IBT Cust Woodrow Bowman Rollover IRA 52 Francine Avenue West Caldwell, NJ 07006	1,843.031	7.25

	IBT Cust IRA Luz Cassano Parisien 526 West Street Reading, MA 01867	1,759.970	6.92

	Legg Mason Wood Walker Inc. 405-70743-14 PO Box 1476 Baltimore, MD 21202	1,641.138	6.45

	Raymond James & Assoc. Inc. FBO Williams IRA Bin #75249775 880 Carillon Pkwy. St. Petersburg, FL 33716	1,458.576	5.73

6

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Developing Markets Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	24,634.066	26.91

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	7,301.270	7.97

Ivy European Opportunities Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	665,791.340	42.97

Ivy Growth Fund — Class C	First Presbyterian Church of McAlester A Non Profit Corporation PO Box 1550 222 E. Washington McAlester, OK 74502-1550	3,733.190	21.27

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	2,359.140	13.44

	Salomon Smith Barney Inc. 00121013039 333 West 34th Street 3rd Floor New York, NY 10001	1,743.389	9.93

	Fiduciary Trust Co. of NH Cust 403(B) FBO Jack L. Ewen 278 Southside Drive Oneonta, NY 13820	1,613.795	9.19

7

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

	Painewebber For the Benefit of UBS Painewebber CDN FBO Cynthia N. Young PO Box 3321 Weehawken, NJ 07086-8154	1,168.100	6.65

	IBT Trust Cust 403(B) FBO Nancy H. Allaire 11 Wales Drive Norwich, NY 13815	1,123.924	6.40

	Painewebber for the Benefit of Charles Sindelar Mary Sindelar JTWROS 115 Southampton Drive Galloway Fountain Hills, NJ 08205-6627	893.010	5.08

Ivy Global Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	2,712.501	23.04

	Salomon Smith Barney Inc. 00157417165 333 West 34th Street 3rd Floor New York, NY 10001	2,256.265	19.16

	Painewebber For the Benefit of UBS Painewebber CDN FBO Eve Garrett PO Box 3321 Weehawken, NJ 07086-8154	1,307.190	11.10

	Salomon Smith Barney Inc. 00121066732 333 West 34th Street 3rd Floor New York, NY 10001	1,177.856	10.00

	Smith Barney 00107866133 388 Greenwich Street New York, NY 10013	1,041.015	8.84

8

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

	Smith Barney 00112701249 388 Greenwich Street New York, NY 10013	982.067	8.34

Ivy Global Natural Resources Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	68,051.493	14.85

	Painewebber For the Benefit Local 68 Engineers Pension Fund PO Box 534 W. Caldwell, NJ 07007	31,471.282	6.87

Ivy Global Science & Technology Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations — Service Team 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	22,216.985	13.60

Ivy International Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	592,180.060	61.70

Ivy International Small Companies Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	124,032.563	59.42

	IBT Cust IRA FBO Terry K. Ramnanan 7459 N. Monte Avenue Fresno, CA 93711	11,470.423	5.49

9

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy International Value Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	784,891.816	57.48

Ivy Money Market Fund — Class C	Salomon Smith Barney Inc. 00142468489 333 West 34th Street 3rd Floor New York, NY 10001	132,917.800	18.97

	IBT Trust FBO Pamela Marchenko Roth IRA 265 Stubbs Lane Santa Maria, CA 93455	86,200.320	12.30

	Robert J. Laws & Katherine A. Laws TTEES The Laws Family Trust U/A Dtd 11/06/2001 PO Box 723 Ramona, CA 92065	44,050.830	6.28

	Salomon Smith Barney Inc. 00142468490 333 West 34th Street — 3rd Floor New York, NY 10001	42,860.160	6.11

	IBT Cust R/O IRA FBO Jeanette C. Arnone 14 Lions Street East Strousburg, PA 18301	42,784.050	6.10

	First Trust Corp. Cust IRA FBO Suzanne Helen Anderson U/A/D 10-31-95 #135129-0001 PO Box 173301 Denver, CO 80217-3301	35,461.260	5.06

10

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Pacific Opportunities Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	23,865.540	22.74

Ivy US Blue Chip Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	21,084.640	28.93

	A G Edwards & Sons Custodian for Diana H. Pross Rollover IRA Account 1705 S. 170th Street Omaha, NE 68130-1204	5,370.355	7.36

	A G Edwards & Sons Custodian for Terry D. O’Neall IRA Account 5 Singleton Circle Bella Vista, AR 72715-4942	4,884.873	6.70

	Salomon Smith Barney Inc. 00121018626 333 West 34th Street 3rd Floor New York, NY 10001	4,316.028	5.92

	Painewebber for the Benefit of Judith T. Katz TTEE Dtd 3-6-96 22215 Erwin Street Woodland Hills, CA 91367	3,786.719	5.19

Ivy US Emerging Growth Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	40,504.559	31.29

11

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

	First Clearing Corporation A/C 3109-0705 Robert Feinberg and Harriet Feinberg JTWROS 1824 Byberry Rd. Bensalem, PA 19020-4455	9,162.445	7.07

Ivy European Opportunities Fund — Class I	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	4,174.695	65.07

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	854.139	13.31

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	744.048	11.59

	NFSC FEBO #RAS-469041 NFSC/FMTC IRA FBO Charles Peavy 2025 Eagle Nest Bluff Lawrenceville, GA 30244	642.383	10.01

Ivy International Fund — Class I	Lynspen and Company PO Box 830804 Birmingham, AL 35283	37,048.066	31.30

	Lynspen and Company For Reinvestment PO Box 830804 Birmingham, AL 35283	25,132.667	21.23

	National City Bank Indiana TTEE of the Mechanics Laundry & Supply Inc. Teamster Attn: Trust Mutual Funds #20-405674227 PO Box 94984 Cleveland, OH 44101-4984	16,018.070	13.53

	National Investor Services FBO 821-00546-26 55 Water Street, 32nd Floor New York, NY 10041	13,116.639	11.08

12

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

	Charles Schwab & Co. Reinvest Account Attn Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104	7,083.762	5.98

Ivy Bond Fund — Advisor Class	Investec Ernst & Company 088-23464-14 Attn: Mutual Funds One Battery Park Place New York, NY 10004	23,645.366	46.84

	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	17,940.747	35.54

	LPL Financial Services A/C 7170-5810 9785 Towne Centre Drive San Diego, CA 92121-1968	8,890.147	17.61

Ivy Cundill Global Value Fund — Advisor Class	Mackenzie Investment Mgmt. Inc. Attn: Bev Yanowitch 925 S. Federal Hwy., Ste. 600 Boca Raton, FL 33432	57,756.571	51.41

	Peter Cundill Holdings Ltd. 1100 Melville St., Ste. 200 Vancouver BC V6E 4A6	37,266.358	33.17

	IBT Cust IRA FBO Marita Regan One 74th Street, Apt 5G Brooklyn, NY 11209	6,135.379	5.46

Ivy Developing Markets Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	8,040.150	97.78

13

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy European Opportunities Fund — Advisor Class	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	243,132.476	43.43

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	75,318.881	13.45

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	62,497.356	11.16

Ivy Growth Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	15,811.198	63.23

	James W. Broadfoot 117 Thatch Palm Cove Boca Raton, FL 33432	8,150.114	32.59

Ivy Global Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	5,716.909	57.65

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	3,768.327	38.00

14

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy Global Natural Resources Fund — Advisor Class	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	6,255.670	12.06

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	5,202.854	10.03

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	5,035.971	9.71

Ivy Global Science & Technology Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	14,939.203	61.66

	Robert Chapin & Michelle Broadfoot TTEE of the Nella Manes Trust U/A/D 04-09-92 117 Thatch Palm Cove Boca Raton, FL 33432	3,321.388	13.70

Ivy International Fund — Advisor Class	IBT Cust IRA FBO Nolan C. Zugschwerdt 2150 N. Stafford Arlington, VA 22207	148.063	100.00

Ivy International Growth Fund — Advisor Class	Mackenzie Investment Mgmt. Inc. Attn: Bev Yanowitch 925 S. Federal Hwy., Ste. 600 Boca Raton, FL 33432	51,214.386	99.88

15

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy International Small Companies Fund — Advisor Class	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	56,507.735	88.69

	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	6,461.031	10.14

Ivy International Value Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	6,772.003	30.40

	LPL Financial Services A/C 1572-6093 9785 Towne Centre Drive San Diego, CA 92121-1968	3,218.761	14.45

	LPL Financial Services A/C 3383-3796 9785 Towne Centre Drive San Diego, CA 92121-1968	2,503.224	11.24

	LPL Financial Services A/C 1982-6979 9785 Towne Centre Drive San Diego, CA 92121-1968	1,900.057	8.53

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	1,666.293	7.48

16

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

	Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	1,535.769	6.89

	LPL Financial Services A/C 7105-6816 9785 Towne Centre Drive San Diego, CA 92121-1968	1,310.281	5.88

Ivy Pacific Opportunities Fund — Advisor Class Shares	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	4,512.894	77.93

	Donaldson Lufkin Jenrette Securities Corporation Inc. PO Box 2052 Jersey City, NJ 07303-9998	748.503	12.92

	Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr., E. 3rd Floor Jacksonville, FL 32246	518.000	8.94

Ivy US Blue Chip Fund — Advisor Class	Mackenzie Investment Mgmt. Inc. Attn: Bev Yanowitch 925 S. Federal Hwy., Ste. 600 Boca Raton, FL 33432	51,179.697	52.49

	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	46,318.144	47.50

17

Title of Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned

Ivy US Emerging Growth Fund — Advisor Class	NFSC FEBO #279-055662 K Carlson/ B Yanowitch/J Broadfoot TTES U/A 01/01/98 925 S. Federal Highway FL 6 Boca Raton, FL 33432-6143	25,336.053	56.76

	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104	4,850.696	10.86

	James W. Broadfoot 117 Thatch Palm Cove Boca Raton, FL 33432	2,393.086	5.36

*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

18

Form of Proxy Card

[Ivy Funds Logo]                  IMPORTANT: ELECTRONIC VOTING OPTIONS
                                                      AVAILABLE
                                                                 Fast, convenient, easy and available 24 hours a day!

                                                             Vote by Touch-Tone Phone, by Mail or via the Internet!!

                                                             CALL: To vote by phone call toll-free 1-800-690-6903 and use the                                                                                    control number on the front of your proxy card.

                                                             MAIL: Return the signed proxy card in the enclosed envelope

                                                             INTERNET: Vote on the internet at www.proxyweb.com and use the                                                                                            control number on the front of your proxy card.

***Control Number: [999 999 999 999 99]***

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS

[FUND NAME PRINTS HERE] A SERIES OF IVY FUND	SPECIAL MEETING OF SHAREHOLDERS December 10, 2002

The undersigned, having received Notice of the December 10, 2002 Special Meeting of Shareholders of the above referenced fund (the “Fund”), a series of Ivy Fund (the “Trust”), and the related Proxy Statement, hereby appoints Keith J. Carlson, Beverly J. Yanowitch and Paula K. Wolfe as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 925 South Federal Highway, Boca Raton, Florida 33432 on December 10, 2002 at 9:00 a.m. Eastern time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Assistant Secretary of the Trust, or by voting in person at the Special Meeting.

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Dated:                     , 2002

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED.

Signature(s) of Shareholder(s)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

1

Please fill in boxes as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN

PROPOSAL 1:
(FOR SHAREHOLDERS OF ALL FUNDS EXCEPT IVY GLOBAL NATURAL RESOURCES FUND). Approval of a new Master Business Management and Investment Advisory Agreement between the Trust, on behalf of the Funds, and Ivy Management, Inc. (“IMI”).
	☐	☐	☐ 1.

PROPOSAL 2: (FOR SHAREHOLDERS OF IVY GLOBAL NATURAL RESOURCES FUND ONLY). Approval of a new Master Business Management Agreement between the Trust, on behalf of the Fund, and IMI.	☐	☐	☐ 2.

PROPOSAL 3A:
(FOR SHAREHOLDERS OF IVY EUROPEAN OPPORTUNITIES FUND AND IVY INTERNATIONAL SMALL COMPANIES FUND ONLY). Approval of a new Subadvisory Agreement between IMI and Henderson Global Investors (North America) Inc.
	☐	☐	☐ 3A.

PROPOSAL 3B:
(FOR SHAREHOLDERS OF IVY EUROPEAN OPPORTUNITIES FUND AND IVY INTERNATIONAL SMALL COMPANIES FUND ONLY). Approval of a new Subadvisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited.
	☐	☐	☐ 3B.

PROPOSAL 4: (FOR SHAREHOLDERS OF IVY CUNDILL GLOBAL VALUE FUND ONLY). Approval of a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc.	☐	☐	☐ 4.

FOR all nominees listed (except as noted in space provided)	WITHHOLD authority to vote for all nominees listed
PROPOSAL 5:
(FOR SHAREHOLDERS OF ALL FUNDS).
Approval of the election of eight nominees to serve as Trustees on the Board of Trustees of the Trust.

NOMINEES:   (01) Keith A Tucker, (02) Henry J. Herrmann, (03) James D. Gressett, (04) Jarold W. Boettcher, (05) Michael G. Smith, (06) Joseph Harroz, Jr., (07) Eleanor B. Schwartz, (08) Glendon E. Johnson, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.
☐	☐ 5.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

PLEASE DO NOT FORGET TO SIGN THE OTHER SIDE OF THIS CARD.

Please fold and detach card at perforation before mailing.

2